                                                        FREE WRITTING PROSPECTUS
                                                      Filed Pursuant To Rule 433
                                                     Registration No. 333-130545

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-6

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[294,747,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-6

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                               LASALLE BANK, N.A.
                                     TRUSTEE

                              SEPTEMBER [12], 2006

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-6

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-6

                                   TERM SHEET
                              SEPTEMBER [12], 2006
                                     OWNIT,
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-6
                          $[294,747,000] (APPROXIMATE)
                               SUBJECT TO REVISION

                                                                                               EXPECTED   STATED     EXPECTED
                                             WAL (YRS)     PAYMENT WINDOW                        FINAL    FINAL       RATINGS
              APPROX                         (CALL(4)/       (CALL(4)/      PAYMENT  INTEREST  MATURITY  MATURITY     (S&P /
   CLASS     SIZE ($)         COUPON         MATURITY)       MATURITY)       DELAY    ACCRUAL     (4)      (5)       MOODY'S)
   -----   ----------- -------------------  ----------- ------------------- ------- ---------- -------- --------- --------------
CLASS A-1  113,153,000 LIBOR + [ ] (1), (2) 2.36 / 2.50   1 - 86 / 1 - 181     0    Actual/360 Nov-2013 Sept-2037   [AAA] / Aaa
CLASS A-2A  95,551,000 LIBOR + [ ] (1), (2) 1.00 / 1.00   1 - 21 / 1 - 21      0    Actual/360 Jun-2008 Sept-2037   [AAA] / Aaa
CLASS A-2B  42,969,000 LIBOR + [ ] (1), (2) 2.00 / 2.00  21 - 28 / 21 - 28     0    Actual/360 Jan-2009 Sept-2037   [AAA] / Aaa
CLASS A-2C  53,295,000 LIBOR + [ ] (1), (2) 3.50 / 3.50  28 - 71 / 28 - 71     0    Actual/360 Aug-2012 Sept-2037   [AAA] / Aaa
CLASS A-2D  23,966,000 LIBOR + [ ] (1), (2) 6.95 / 9.39  71 - 86 / 71 - 217    0    Actual/360 Nov-2013 Sept-2037   [AAA] / Aaa
CLASS M-1   15,836,000 LIBOR + [ ] (1), (3) 4.99 / 5.60  44 - 86 / 44 - 181    0    Actual/360 Nov-2013 Sept-2037   [AA+] / Aa1
CLASS M-2   14,338,000 LIBOR + [ ] (1), (3) 4.91 / 5.51  42 - 86 / 42 - 174    0    Actual/360 Nov-2013 Sept-2037    [AA] / Aa2
CLASS M-3    8,346,000 LIBOR + [ ] (1), (3) 4.87 / 5.45  41 - 86 / 41 - 165    0    Actual/360 Nov-2013 Sept-2037   [AA-] / Aa3
CLASS M-4    7,918,000 LIBOR + [ ] (1), (3) 4.85 / 5.41  40 - 86 / 40 - 159    0    Actual/360 Nov-2013 Sept-2037    [A+] / A1
CLASS M-5    7,490,000 LIBOR + [ ] (1), (3) 4.83 / 5.37  39 - 86 / 39 - 153    0    Actual/360 Nov-2013 Sept-2037     [A] / A2
CLASS M-6    7,062,000 LIBOR + [ ] (1), (3) 4.82 / 5.33  39 - 86 / 39 - 146    0    Actual/360 Nov-2013 Sept-2037    [A-] / A3
CLASS B-1    6,848,000 LIBOR + [ ] (1)      4.81 / 5.28  38 - 86 / 38 - 139    0    Actual/360 Nov-2013 Sept-2037 [BBB+] / Baa1
CLASS B-2    6,206,000 LIBOR + [ ] (1)      4.79 / 5.22  38 - 86 / 38 - 130    0    Actual/360 Nov-2013 Sept-2037  [BBB] / Baa2
CLASS B-3    4,922,000 LIBOR + [ ] (1)      4.79 / 5.15  38 - 86 / 38 - 121    0    Actual/360 Nov-2013 Sept-2037 [BBB-] / Baa3
           -----------
TOTAL:     407,900,000
           ===========

1)   Subject to the related Available Funds Cap and related Maximum Rate Cap

2) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, on the following Distribution Date the margin on each of the Class A-1, Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates will increase to 2x its respective margin.

3) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, on the following Distribution Date the margin on each of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates will increase to 1.5x its respective margin.

4) The Certificates will be priced at 20% HEP for the fixed rate mortgage loans and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate mortgage loans. Subject to a maximum prepayment speed of 95% CPR. Assumes 10% optional termination occurs.

5)   Latest maturity date for any mortgage loan plus one year.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-6

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                  212-449-3659   scott_soltas@ml.com
Vince Mora                    212-449-1437   vince_morajr@ml.com
Brian Kane                    212-449-3660   brian_f_kane@ml.com
Charles Sorrentino            212-449-3659   charles_sorrentino@ml.com
Matthew Sawatzky              212-449-3660   matthew_sawatzky@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                   212-449-0752   matthew_whalen@ml.com
Paul Park                     212-449-6380   paul_park@ml.com
Tim Loughlin                  212-449-1646   timothy_loughlin@ml.com
Tom Saywell                   212-449-2122   tom_saywell@ml.com
Alan Chan                     212-449-8140   alan_chan@ml.com
Fred Hubert                   212-449-5071   fred_hubert@ml.com
Alice Chu                     212-449-1701   alice_chu@ml.com
Sonia Lee                     212-449-5067   sonia_lee@ml.com
Keith Singletary              212-449-9431   keith_singletary@ml.com
Calvin Look                   212-449-5029   calvin_look@ml.com
Yimin Ge                      212-449-9401   yimin_ge@ml.com
Hoi Yee Leung                 212-449-1901   hoiyee_leung@ml.com
Mark Dereska                  212-449-1008   mark_dereska@ml.com
Paul Fetch                    212-449-1002   paul_fetch@ml.com

MOODY'S
Jason Shi                     201-915-8795   shuisheng.shi@moodys.com

STANDARD & POOR'S
James Grundy                  212-438-1962   james_grundy@standardandpoors.com

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-6

TITLE OF CERTIFICATES            Ownit Mortgage Loan Asset-Backed Certificates
                                 Series 2006-6, consisting of:

                                 Class A-1 Certificates,

                                 Class A-2A, Class A-2B, Class A-2C and Class
                                 A-2D Certificates (collectively, the "Class A-2
                                 Certificates", together with the Class A-1
                                 Certificates, the "Class A Certificates"),

                                 Class M-1, Class M-2, Class M-3, Class M-4,
                                 Class M-5 and Class M-6 Certificates
                                 (collectively, the "Class M Certificates"), and

                                 Class B-1, Class B-2 and Class B-3 Certificates
                                 (collectively, the "Class B Certificates")

                                 The Class A Certificates, Class M and Class B
                                 Certificates are collectively known as the "Offered Certificates". The Class M and Class B
                                 Certificates are collectively known as the "Subordinate Certificates".

UNDERWRITER                      Merrill Lynch, Pierce, Fenner & Smith
                                 Incorporated

DEPOSITOR                        Merrill Lynch Mortgage Investors, Inc.

SPONSOR AND SELLER               Merrill Lynch Mortgage Lending, Inc.

ISSUING ENTITY                   OwnIt Mortgage Loan Trust 2006-6

ORIGINATOR                       OwnIt Mortgage Solutions Inc.

SERVICER                         Litton Loan Servicing LP

TRUSTEE                          LaSalle Bank, N.A.

CAP PROVIDER                     [To be determined].

SWAP COUNTERPARTY                [To be determined]. The Swap Counterparty
                                 currently has long term ratings of [To be
                                 determined] from Standard & Poor's, [To be
                                 determined] from Fitch Ratings and [To be
                                 determined] from Moody's Investors Service.

CUT-OFF DATE                     September 1, 2006

PRICING DATE                     On or about September [__], 2006

CLOSING DATE                     On or about September [28], 2006

DISTRIBUTION DATES               Distribution of principal and interest on the
                                 Certificates will be made on the 25th day of
                                 each month or, if such day is not a business
                                 day, on the first business day thereafter,
                                 commencing in October 2006.

ERISA CONSIDERATIONS             The Offered Certificates will be ERISA eligible
                                 as of the Closing Date. However, while any
                                 interest rate swap agreement is in effect,
                                 employee benefit plans or other retirement
                                 arrangements may not acquire the certificates
                                 covered thereby unless such acquisition and
                                 holding is covered by and exempt under one of
                                 the investor-based exemptions issued by the
                                 Department of Labor. Investors should consult
                                 with their counsel with respect to the
                                 consequences under ERISA and the Internal
                                 Revenue Code of an ERISA Plan's acquisition and
                                 ownership of such Offered Certificates.

LEGAL INVESTMENT                 The Offered Certificates will not constitute
                                 "mortgage-related securities" for the purposes
                                 of SMMEA.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-6

TAX STATUS                       For federal income tax purposes, the Trust Fund
                                 will include two or more segregated asset
                                 pools, with respect to which elections will be
                                 made to treat each as a "real estate mortgage
                                 investment conduit" ("REMIC").

OPTIONAL TERMINATION             The Trustee will be required to effect an
                                 auction of the assets of the Issuing Entity
                                 when the aggregate stated principal balance of
                                 the Mortgage Loans is less than or equal to 10%
                                 of the aggregate stated principal balance of
                                 the Mortgage Loans as of the Cut-Off Date. The
                                 auction will be effected via a solicitation of
                                 bids from at least three bidders. Any such
                                 auction will result in the termination of the
                                 Trust Fund only if the highest bid received is
                                 at least equal to the sum of (i) the aggregate
                                 outstanding principal balance of the Mortgage
                                 Loans, plus accrued interest on the Mortgage
                                 Loans, (ii) any unreimbursed out-of-pocket
                                 costs and expenses and the principal portion of
                                 Advances, in each case previously incurred by
                                 the Servicer in the performance of its
                                 servicing obligations, (iii) any amounts owed
                                 to the Swap Counterparty pursuant to the Swap
                                 Contract, (iv) certain amounts described in the
                                 Prospectus Supplement, and (v) the costs
                                 incurred by the Trustee in connection with such
                                 auction.

MORTGAGE LOANS                   The Mortgage Loans consist of 2,594 conforming
                                 and non-conforming, fixed rate and adjustable
                                 rate, conventional closed-end Mortgage Loans
                                 with an aggregate principal balance of
                                 approximately $428,021,292, secured by first
                                 lien and second lien, level pay, interest-only
                                 and balloon mortgages on primarily single
                                 family properties and will be serviced by
                                 Litton Loan Servicing LP. The collateral
                                 information presented in this term sheet
                                 regarding the Mortgage Pool is as of September
                                 1, 2006. The information regarding the mortgage
                                 loans is based on the principal balance of the
                                 mortgage loans as of the Cut-Off Date assuming
                                 the timely receipt of principal scheduled to be
                                 paid on the mortgage loans on or prior to the
                                 Cut-Off date. It is possible that principal
                                 prepayments in part or in full may occur
                                 between the cut-off date and the closing date.
                                 Moreover, certain mortgage loans included in
                                 the mortgage loan pool as of the Cut-Off Date
                                 may not be included in the final mortgage loan
                                 pool due to prepayments in full, or as a result
                                 of not meeting the eligibility requirements for
                                 the final mortgage loan pool, and certain other
                                 mortgage loans may be included in the final
                                 mortgage loan pool. As a result of the
                                 foregoing, the statistical distribution of
                                 characteristics as of the Cut-Off Date and as
                                 of the closing date for the final mortgage loan
                                 pool may vary somewhat from the statistical
                                 distribution of such characteristics as of the
                                 Cut-Off Date as presented herein, although such
                                 variance should not be material. In addition,
                                 the final mortgage loan pool may vary plus or
                                 minus 5.0% from the cut-off pool of mortgage
                                 loans described in this free writing
                                 prospectus. Please see collateral tables herein
                                 for additional information.

                                 The Mortgage Pool will be divided into two groups:

                                 -    Group I Mortgage Loans will consist of
                                      approximately 1,110 fixed and adjustable rate Mortgage Loans with an aggregate principal balance of approximately
                                      $147,239,359 and with principal balances at origination that conform to principal balance limits of Freddie Mac.

                                 -    Group II Mortgage Loans will consist of
                                      approximately 1,484 fixed and adjustable rate Mortgage Loans with an aggregate principal balance of approximately
                                      $280,781,933 and with principal balances at origination that may or may not conform to principal balance limits of Freddie
                                      Mac.

TOTAL DEAL SIZE                  Approximately [$407,900,000]

ADMINISTRATIVE FEES              Fees aggregating 51 bps per annum (payable
                                 monthly) on the stated principal balance of the
                                 Mortgage Loans will be paid to the Servicer and
                                 the Trustee.

CREDIT ENHANCEMENTS              1.   Excess interest

                                 2.   Over-Collateralization

                                 3.   Subordination

                                 4.   Net Swap Payments received from the Swap
                                      Counterparty (if any)

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-6

EXCESS INTEREST                  Excess interest cashflow will be available as
                                 credit enhancement.

OVER-COLLATERALIZATION           The over-collateralization ("O/C") amount is
                                 equal to the excess of the aggregate principal
                                 balance of the Mortgage Loans over the
                                 aggregate principal balance of the
                                 Certificates. On the Closing Date, the
                                 over-collateralization amount will equal
                                 approximately 4.70% of the aggregate principal
                                 balance of the Mortgage Loans as of the Cut-Off
                                 Date. To the extent the over-collateralization
                                 amount is reduced below the
                                 over-collateralization target amount (i.e.,
                                 4.70% of the aggregate principal balance of the
                                 Mortgage Loans as of the Cut-Off Date), excess
                                 cashflow will be directed to build O/C until
                                 the over-collateralization target amount is
                                 restored.

                                 Initial: Approximately 4.70% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date

                                 Target: 4.70% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off
                                 Date before stepdown, 9.40% of the current balance of the Mortgage Loans after stepdown

                                 Floor: 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date

                                 (PRELIMINARY AND SUBJECT TO REVISION)

SUBORDINATION (1):                CLASSES    RATING (S/M)   SUBORDINATION
                                 ---------   ------------   -------------
                                  Class A      [AAA]/Aaa        23.15%
                                 Class M-1     [AA+]/Aa1        19.45%
                                 Class M-2     [AA]/Aa2         16.10%
                                 Class M-3     [AA-]/Aa3        14.15%
                                 Class M-4      [A+]/A1         12.30%
                                 Class M-5      [A]/A2          10.55%
                                 Class M-6      [A-]/A3          8.90%
                                 Class B-1    [BBB+]/Baa1        7.30%
                                 Class B-2    [BBB]/Baa2         5.85%
                                 Class B-3    [BBB-]/Baa3        4.70%

CLASS SIZES:                      CLASSES    RATING (S/M)   CLASS SIZES
                                 ---------   ------------   -----------
                                  Class A      [AAA]/Aaa       76.85%
                                 Class M-1     [AA+]/Aa1        3.70%
                                 Class M-2     [AA]/Aa2         3.35%
                                 Class M-3    [AA-]/Aa3         1.95%
                                 Class M-4      [A+]/A1         1.85%
                                 Class M-5      [A]/A2          1.75%
                                 Class M-6      [A-]/A3         1.65%
                                 Class B-1    [BBB+]/Baa1       1.60%
                                 Class B-2    [BBB]/Baa2        1.45%
                                 Class B-3    [BBB-]/Baa3       1.15%

(1) The subordination includes the initial over-collateralization level of approximately 4.70%.

INTEREST ACCRUAL                 Interest on the Class A, Class M and Class B
                                 Certificates will initially accrue from the
                                 Closing Date to (but excluding) the first
                                 Distribution Date, and thereafter, from the
                                 prior Distribution Date to (but excluding) the
                                 current Distribution Date, on an actual/360
                                 basis

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-6

COUPON STEP UP                   If the 10% optional termination does not occur
                                 on the first distribution date following the
                                 Distribution Date on which it is possible, (i)
                                 the margin on the Class A-1 and Class A-2
                                 Certificates will increase to 2x its respective
                                 margin, and (ii) the margin on each of the
                                 Class M and Class B Certificates will increase
                                 to 1.5x its respective margin.

SWAP CONTRACT                    The supplement interest trust, for the benefit
<PRELIMINARY AND SUBJECT         for the Issuing Entity, will include a swap
TO REVISION>                     derivative contract for the benefit of the
                                 Certificates (the "Swap Contract") to (i)
                                 protect against interest rate risk from upward
                                 movement in one-month LIBOR, (ii) diminish
                                 basis risk associated with the hybrid
                                 adjustable-rate mortgage loans and (iii)
                                 provide additional credit enhancement in
                                 respect of the Certificates. On each
                                 Distribution Date, the supplement interest
                                 trust will be required to make payments to the
                                 Swap Counterparty based on the applicable fixed
                                 rate and on the applicable notional balance for
                                 the Distribution Date specified in the schedule
                                 hereto and the supplement interest trust will
                                 be entitled to receive payments from the Swap
                                 Counterparty based on one-month LIBOR and the
                                 applicable notional balance for the
                                 Distribution Date specified in the schedule
                                 hereto. The payments from the supplement
                                 interest trust to the Swap Counterparty and
                                 from the Swap Counterparty to the supplement
                                 interest trust on each Distribution Date will
                                 be netted so that only the net payment (the
                                 "Net Swap Payment") will be paid by the party
                                 owing the higher of the two payments on such
                                 Distribution Date. Any Net Swap Payment
                                 received from the Swap Counterparty will be
                                 available to pay interest on the relevant
                                 Distribution Date.

AVAILABLE FUNDS CAPS             Class A-1 Certificates: The per annum rate
                                 equal to 12 times the excess of (A) the
                                 quotient of (x) the total scheduled interest
                                 based on the Group I Net Mortgage Rates in
                                 effect on the related due date, and (y) the
                                 aggregate principal balance of the Group I
                                 Mortgage Loans as of the first day of the
                                 applicable due period, over (B) the quotient of
                                 (i) the Net Swap Payment, if any, owed to the
                                 Swap Counterparty, and (ii) the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the first day of the applicable due period,
                                 multiplied by 30 and divided by the actual
                                 number of days in the related accrual period.

                                 Class A-2 Certificates: The per annum rate equal to 12 times the excess of (A) the quotient of (x) the total scheduled interest based on the Group II Net Mortgage Rates in effect on the related due date, and (y) the aggregate principal balance of the Group II
                                 Mortgage Loans as of the first day of the applicable due period, over (B) the quotient of
                                 (i) the Net Swap Payment, if any, owed to the Swap Counterparty, and (ii) the aggregate principal balance of the Mortgage Loans as of the first day of the applicable due period, multiplied by 30 and divided by the actual number of days in the related accrual period.

                                 Subordinate Certificates: The per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group, the current principal balance of the related Class A Certificates) of the Class A-1
                                 Available Funds Cap and the Class A-2 Available
                                 Funds Cap.

                                 "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate on such mortgage loan less the administrative fees.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-6

CAP CONTRACTS                    The Certificates will each have the benefit of
                                 one of the three cap contracts as specified
                                 below:

                                                                          BEGINNING
                                                            NUMBER OF   DISTRIBUTION    1ML STRIKE,
                                 CLASS                        MONTHS        DATE       UPPER COLLAR
                                 -----                      ---------   ------------   ------------
                                 Class A-1 Certificates         6       October 2006      10.86%
                                 Class A-2 Certificates         6       October 2006       9.35%
                                 Subordinate Certificates       6       October 2006       8.97%

                                 Payments received on the related cap contract will be available to pay amounts to the holders of the related Certificates, in respect of shortfalls arising as a result of the applicable Available Funds Cap, as described herein (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero).

MAXIMUM RATE CAPS                The pass-through rates of each of the Offered
                                 Certificates will also be subject to a related
                                 "Maximum Rate Cap", which will be calculated in
                                 the same manner as the related Available Funds
                                 Cap, but based on the net maximum mortgage rate
                                 rather than the net mortgage rate.

SHORTFALL REIMBURSEMENT          With respect to any Class of Certificates on
                                 any Distribution Date, an amount equal to the
                                 sum of (A) the excess, if any, of (1) the
                                 amount of interest that such Class would have
                                 accrued on such Distribution Date had the
                                 pass-through rate for that Class been equal to
                                 the lesser of (a) LIBOR plus the related margin
                                 and (b) the greater of (x) the related Maximum
                                 Rate Cap for such Distribution Date and (y) a
                                 per annum rate equal to the sum of (i) the
                                 related Available Funds Cap and (ii) the
                                 product of (AA) a fraction, stated as a
                                 percentage, the numerator of which is 360 and
                                 the denominator of which is the actual number
                                 of days in the related Accrual Period and (BB)
                                 the sum of (x) a fraction, stated as a
                                 percentage, the numerator of which is an amount
                                 equal to the proceeds, if any, payable under
                                 the related Cap Contract with respect to such
                                 Distribution Date and the denominator of which
                                 is the aggregate Certificate principal balance
                                 of the related Class or Classes of Certificates
                                 immediately prior to such Distribution Date and
                                 (y) a fraction, as stated as a percentage, the
                                 numerator of which is an amount equal to any
                                 Net Swap Payments owed by the Swap Counterparty
                                 for such Distribution Date and the denominator
                                 of which is the aggregate Stated Principal
                                 Balance of the Mortgage Loans as of the
                                 immediately preceding Distribution Date, over
                                 (2) the amount of interest that each such Class
                                 accrued on such Distribution Date based on a
                                 pass-through rate equal to the related
                                 Available Funds Cap, (B) the unpaid portion of
                                 any such excess from the prior Distribution
                                 Date (and interest accrued thereon at the
                                 current applicable pass-through rate for such
                                 Class, without giving effect to the related
                                 Available Funds Cap) and (C) any amount
                                 previously distributed with respect to
                                 carryover for such class that is recovered as a
                                 voidable preference by a trustee in bankruptcy
                                 (herein referred to as a "Carryover"). Such
                                 reimbursement will be paid only on a
                                 subordinated basis, as described below in the
                                 "Cashflow Priority" section. No such Carryover
                                 with respect to a Class will be paid to such
                                 Class once the Certificate principal balance
                                 thereof has been reduced to zero.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-6

CASHFLOW PRIORITY                1.   Repayment of any unreimbursed Servicer
                                      advances.

                                 2.   Servicing Fees and Trustee Fees, as
                                      applicable.

                                 3. Available interest funds, as follows: to pay to the Swap Counterparty any Net Swap
                                      Payment or any swap termination payment
                                      owed to the Swap Counterparty pursuant to the Swap Contract in the event that the supplemental interest trust is the defaulting party or an affected party under the Swap Contract, to be paid from available interest funds.

                                 4.   Available interest funds not used as
                                      provided above, as follows: monthly
                                      interest, including any unpaid monthly
                                      interest from prior months, concurrently, on a pro rata basis to each class of the Class A Certificates; then monthly interest, including any unpaid monthly interest from prior months, sequentially to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class
                                      M-3 Certificates, then to the Class M-4
                                      Certificates, then to the Class M-5
                                      Certificates, and then to the Class M-6
                                      Certificates, then to the Class B-1
                                      Certificates, then to the Class B-2
                                      Certificates and then to the Class B-3
                                      Certificates in that order.

                                 5. Available principal funds, as follows: to the extent not paid pursuant to item 3 above, any Net Swap Payment or any swap termination payment owed to the Swap
                                      Counterparty pursuant to the Swap Contract in the event that the supplemental interest trust is the defaulting party or an affected party under the Swap Contract, then monthly principal to the Class A
                                      Certificates as described under "PRINCIPAL
                                      PAYDOWN", sequentially then monthly
                                      principal to the Class M-1 Certificates, then monthly principal to the Class M-2
                                      Certificates, then monthly principal to
                                      the Class M-3 Certificates, then monthly principal to the Class M-4 Certificates, then monthly principal to the Class M-5
                                      Certificates, then monthly principal to
                                      the Class M-6 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2
                                      Certificates and then monthly principal to the Class B-3 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                                 6. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                                 7.   Excess interest to pay subordinate
                                      principal shortfalls.

                                 8. Excess interest to pay Carryover resulting from imposition of the related Available
                                      Funds Cap.

                                 9.   Excess interest to pay to the Swap
                                      Counterparty any remaining amounts owing to the Swap Counterparty.

                                 10.  Any remaining amount will be paid in
                                      accordance with the Pooling and Servicing
                                      Agreement and will not be available for
                                      payment to holders of the Offered
                                      Certificates.

                                 Payments received on the related Cap Contracts will only be available to the related classes of Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero. Any excess of amounts received on the related Cap Contracts over amounts needed to pay such Carryovers on the related classes of Certificates will be distributed in respect of other classes of certificates not described herein.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-6

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

     1) The Group I Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

     2) The Group II Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

     Group I Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group I Mortgage Loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

     Group II Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group II Mortgage Loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

     Amounts allocated to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates shall be distributed as follows: sequentially, with all amounts paid to the Class A-2A Certificates until its certificate principal balance has been reduced to zero, then to the Class A-2B Certificates until its certificate principal balance has been reduced to zero, then to the Class A-2C Certificates until its certificate principal balance has been reduced to zero and thereafter to the Class A-2D Certificates until its certificate principal balance has been reduced to zero; provided, however, that on and after the Distribution Date on which the aggregate certificate principal balance of the Subordinate Certificates and the O/C Amount have been reduced to zero, any principal distributions allocated to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates are required to be allocated pro rata among such classes of certificates based on their respective certificate principal balances, until their certificate principal balances have been reduced to zero.

     After the certificate principal balance of either the Class A-1 or Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) or (2) above, as applicable, will be distributed to the Class A-1 or Class A-2 Certificates (i.e., whichever such class or classes remain outstanding), as the case may be. After the aggregate certificate principal balance of each of the Class A-1 and Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates in that order in each case, until reduced to zero.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-6

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

     All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class M-4 Certificates, sixth to the Class M-5 Certificates, seventh to the Class M-6 Certificates, eighth to the Class B-1 Certificates, ninth to the Class B-2 Certificates and tenth to the Class B-3 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

CLASS A     46.30%*
CLASS M-1   38.90%*
CLASS M-2   32.20%*
CLASS M-3   28.30%*
CLASS M-4   24.60%*
CLASS M-5   21.10%*
CLASS M-6   17.80%*
CLASS B-1   14.60%*
CLASS B-2   11.70%*
CLASS B-3   9.40%*

*    includes 2x the overcollateralization of 4.70%

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-6

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

1)   The Distribution Date is on or after the earlier of:

     i) the first Distribution Date on which the aggregate Certificate Principal Balance of the Class A-1 and Class A-2 Certificates have been reduced to zero; and

     ii)  the later of the:

               a.   October 2009 Distribution Date; and

               b. the applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

2)   A Step Down Loss Trigger Event does not exist.

SUBORDINATE CLASS PRINCIPAL      The first Distribution Date on which the senior
DISTRIBUTION DATE                enhancement percentage (i.e., the sum of the
                                 outstanding principal balance of the
                                 Subordinate Certificates and the O/C amount
                                 divided by the aggregate stated principal
                                 balance of the Mortgage Loans, as of the end of
                                 the related due period) is greater than or
                                 equal to the Senior Specified Enhancement
                                 Percentage (including O/C), which is equal to
                                 two times the initial Class A subordination
                                 percentage.

                                 SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:

                                 46.30%

                                 or

                                 (18.45%+4.70%)*2

STEPDOWN LOSS TRIGGER EVENT      The situation that exists with respect to any
<PRELIMINARY AND SUBJECT TO      Distribution Date on or after the Stepdown
REVISION>                        Date, if (a) the quotient of (1) the aggregate
                                 Stated Principal Balance of all Mortgage Loans
                                 60 or more days delinquent, measured on a
                                 rolling three month basis (including Mortgage
                                 Loans in foreclosure and REO Properties) and
                                 (2) the Stated Principal Balance of all the
                                 Mortgage Loans as of the preceding Servicer
                                 Remittance Date, equals or exceeds the product
                                 of (i) [34.55]% and (ii) the senior specified
                                 enhancement percentage or (b) the quotient
                                 (expressed as a percentage) of (1) the
                                 aggregate Realized Losses incurred from the
                                 Cut-off Date through the last day of the
                                 calendar month preceding such Distribution Date
                                 and (2) the aggregate principal balance of the
                                 Mortgage Loans as of the Cut-off Date exceeds
                                 the Required Loss Percentage shown below.

                                  DISTRIBUTION DATE OCCURRING             REQUIRED LOSS PERCENTAGE
                                  ---------------------------    ------------------------------------------
                                 October 2008 - September 2009   [1.60%] with respect to October 2008, plus
                                                                 an additional 1/12th of [1.95%] for each
                                                                 month thereafter
                                 October 2009 - September 2010   [3.55%] with respect to October 2009, plus
                                                                 an additional 1/12th of [1.60%] for each
                                                                 month thereafter
                                 October 2010 - September 2011   [5.15%] with respect to October 2010, plus
                                                                 an additional 1/12th of [0.95%] for each
                                                                 month thereafter
                                 October 2011 - September 2012   [6.10%] with respect to October 2011, plus
                                                                 an additional 1/12th of [0.35%] for each
                                                                 month thereafter
                                 October 2012 and thereafter     [6.45%]

                                            <PRELIMINARY AND SUBJECT
                                                  TO REVISION>

PROSPECTUS                       The Offered Certificates will be offered
                                 pursuant to a Prospectus which includes a
                                 Prospectus Supplement (together, the
                                 "Prospectus"). Complete information with
                                 respect to the Offered Certificates and the
                                 Mortgage Loans is contained in the Prospectus.
                                 The foregoing is qualified in its entirety by
                                 the information appearing in the Prospectus. To
                                 the extent that the foregoing is inconsistent
                                 with the Prospectus, the Prospectus shall
                                 govern in all respects. Sales of the Offered
                                 Certificates may not be consummated unless the
                                 purchaser has received the Prospectus.

MORTGAGE LOAN TABLES             The following tables describe the mortgage
                                 loans and the related mortgaged properties as
                                 of the close of business on the Cut-off Date.
                                 The sum of the columns below may not equal the
                                 total indicated due to rounding.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-6
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance   $428,021,292
Aggregate Original Principal Balance      $428,063,785
Number of Mortgage Loans                         2,594

                                          MINIMUM     MAXIMUM    AVERAGE (1)
                                          -------   ----------   -----------
Original Principal Balance                $20,000   $1,172,000     $165,021
Outstanding Principal Balance             $19,958   $1,171,193     $165,004

                                                                WEIGHTED
                                          MINIMUM   MAXIMUM   AVERAGE (2)
                                          -------   -------   -----------
Original Term (mos)                          180       360          359
Stated remaining Term (mos)                  174       360          358
Loan Age (mos)                                 0         8            1
Current Interest Rate                      5.875%   13.999%       8.147%
Initial Interest Rate Cap(3)               3.000%    3.000%       3.000%
Periodic Rate Cap(3)                       1.000%    1.000%       1.000%
Gross Margin(3)                            0.500%    9.750%       6.870%
Maximum Mortgage Rate(3)                  11.875%   16.750%      13.895%
Minimum Mortgage Rate(3)                   5.875%   10.750%       7.895%
Months to Roll(3)                             21        83           28
Original Loan-to-Value                     20.00%   100.00%       81.10%
Combined Loan-to-Value                     20.00%   100.00%       95.54%
Credit Score                                 525       809          642

                                           EARLIEST      LATEST
                                          ----------   ----------
Maturity Date                             03/01/2021   09/01/2036

                                            PERCENT OF
                                          MORTGAGE POOL
                                          -------------
LIEN POSITION
1st Lien                                      94.36%
2nd Lien                                       5.64%

OCCUPANCY
Primary                                       98.49%
Second Home                                    0.13%
Investment                                     1.39%

LOAN TYPE
Fixed Rate                                    29.80%
ARM                                           70.20%

AMORTIZATION TYPE
Fully Amortizing                              17.53%
Interest Only                                  9.74%
15/30 Balloon                                  0.30%
30/40 Balloon                                  5.93%
30/45 Balloon                                 66.50%

                                            PERCENT OF
                                          MORTGAGE POOL
                                          -------------
YEAR OF ORIGINATION
2005                                           0.01%
2006                                          99.99%

LOAN PURPOSE
Purchase                                      73.67%
Refinance - Rate/Term                          2.81%
Refinance - Cashout                           23.52%

PROPERTY TYPE
Single Family                                 73.59%
Planned Unit Development                      17.05%
Condominium                                    5.47%
Two- to Four-Family                            3.89%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  ARM Loans only

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-6
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

MORTGAGE RATES

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------            --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
5.501% to 6.000%               2    $    316,547      0.07%     5.933%     672      $158,274     77.30%   53.53%   100.00%   53.89%
6.001% to 6.500%              31       7,816,282      1.83      6.433      704       252,138     77.25    48.46     98.56    49.55
6.501% to 7.000%             233      59,357,475     13.87      6.894      688       254,753     77.23    46.07     62.92    28.57
7.001% to 7.500%             401      85,406,513     19.95      7.337      660       212,984     77.20    46.39     67.20    10.16
7.501% to 8.000%             508      95,562,854     22.33      7.833      639       188,116     77.72    45.66     73.64     7.77
8.001% to 8.500%             360      61,683,519     14.41      8.310      626       171,343     78.96    44.47     67.16     5.15
8.501% to 9.000%             313      49,723,783     11.62      8.795      619       158,862     82.71    43.00     66.40     2.59
9.001% to 9.500%             185      21,266,449      4.97      9.317      601       114,954     92.04    42.45     87.85     0.00
9.501% to 10.000%            154      21,011,215      4.91      9.788      598       136,436     93.97    42.69     87.36     0.45
10.001% to 10.500%            52       5,062,196      1.18     10.333      620        97,350     96.22    42.03     85.66     0.00
10.501% to 11.000%            69       5,311,927      1.24     10.732      626        76,984     99.94    46.60     96.25     0.00
11.001% to 11.500%            47       3,716,977      0.87     11.424      646        79,085     99.74    45.70     27.23     0.00
11.501% to 12.000%            95       5,711,711      1.33     11.849      632        60,123     99.59    45.24     71.99     0.00
12.001% to 12.500%            64       2,752,953      0.64     12.264      605        43,015     99.74    45.57     92.74     0.00
12.501% to 13.000%            41       1,637,914      0.38     12.815      595        39,949     99.48    44.83     94.20     0.00
13.001% to 13.500%            31       1,249,385      0.29     13.328      596        40,303     99.67    45.34    100.00     0.00
13.501% to 14.000%             8         433,590      0.10     13.850      591        54,199    100.00    42.03    100.00     0.00
                           -----    ------------    ------     ------      ---      --------    ------    -----    ------    -----
TOTAL:                     2,594    $428,021,292    100.00%     8.147%     642      $165,004     81.10%   45.09%    71.25%    9.74%
                           =====    ============    ======     ======      ===      ========    ======    =====    ======    =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.875% per annum to 13.999% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.147% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
REMAINING TERMS (MONTHS)    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
169 to 180                     30   $  1,507,471      0.35%    10.828%     636      $ 50,249    95.00%    42.35%    76.98%   0.00%
229 to 240                      5        319,845      0.07      8.515      596        63,969    68.86     44.29     93.76    0.00
349 to 360                  2,559    426,193,976     99.57      8.137      642       166,547    81.06     45.10     71.21    9.78
                            -----   ------------    ------      -----      ---      --------    -----     -----     -----    ----
TOTAL:                      2,594   $428,021,292    100.00%     8.147%     642      $165,004    81.10%    45.09%    71.25%   9.74%
                            =====   ============    ======      =====      ===      ========    =====     =====     =====    ====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 174 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-6
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
RANGE OF ORIGINAL            OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOAN             MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRINCIPAL BALANCES          LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------        --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less               272   $  8,835,832      2.06%    11.293%     622     $   32,485   96.82%    42.95%    92.02%    0.00%
$50,001 to $100,000           609     47,699,259     11.14      8.995      622         78,324   84.77     42.27     88.22     1.95
$100,001 to $150,000          630     78,025,629     18.23      8.361      628        123,850   82.06     44.16     82.10     2.83
$150,001 to $200,000          402     70,003,636     16.36      8.089      637        174,138   81.17     44.82     77.75     5.24
$200,001 to $250,000          229     50,855,725     11.88      8.022      642        222,077   81.19     45.86     70.50     6.13
$250,001 to $300,000          146     39,986,131      9.34      7.822      652        273,878   80.28     46.53     59.71    13.02
$300,001 to $350,000           97     31,425,565      7.34      7.808      660        323,975   78.65     45.36     54.63    11.59
$350,001 to $400,000           63     23,837,961      5.57      7.649      659        378,380   78.93     48.54     50.69    28.73
$400,001 to $450,000           43     18,235,885      4.26      7.698      657        424,090   78.15     47.79     51.16    18.63
$450,001 to $500,000           34     16,088,675      3.76      7.874      658        473,196   78.84     45.05     53.12    17.88
$500,001 to $550,000           23     12,024,434      2.81      7.671      659        522,801   78.61     46.77     52.30    21.53
$550,001 to $600,000           19     10,988,372      2.57      7.478      656        578,335   77.72     47.78     57.91    26.17
$600,001 to $650,000            8      5,138,842      1.20      7.438      680        642,355   77.46     46.08     63.15    36.91
$650,001 to $700,000            6      4,085,763      0.95      7.707      668        680,960   80.77     40.25     66.89    16.64
$700,001 to $750,000            2      1,467,750      0.34      7.194      682        733,875   77.53     33.40    100.00     0.00
$750,001 to $800,000            6      4,620,700      1.08      7.478      625        770,117   75.15     46.99    100.00     0.00
$800,001 to $850,000            2      1,664,644      0.39      7.183      711        832,322   77.52     43.16    100.00    50.46
$850,001 to $900,000            1        889,295      0.21      6.750      689        889,295   75.00     43.85    100.00   100.00
$950,001 to $1,000,000          1        976,000      0.23      7.750      688        976,000   80.00     41.89    100.00     0.00
$1,000,001 or greater           1      1,171,193      0.27      7.875      628      1,171,193   66.97     35.59    100.00     0.00
                            -----   ------------    ------     ------      ---     ----------   -----     -----    ------   ------
TOTAL:                      2,594   $428,021,292    100.00%     8.147%     642     $  165,004   81.10%    45.09%    71.25%    9.74%
                            =====   ============    ======     ======      ===     ==========   =====     =====    ======   ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $19,958 to approximately $1,171,193 and the average outstanding principal balance of the Mortgage Loans was approximately $165,004.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-6
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

PRODUCT TYPES

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRODUCT TYPES               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
15 Year Fixed Loans             4   $    225,183      0.05%     8.875%     599      $ 56,296    66.89%    33.65%   100.00%    0.00%
20 Year Fixed Loans             5        319,845      0.07      8.515      596        63,969    68.86     44.29     93.76     0.00
30 Year Fixed Loans           438     43,416,226     10.14      8.650      617        99,124    82.56     41.97     95.88     3.63
15/30 Balloon Loans            26      1,282,288      0.30     11.171      643        49,319    99.94     43.87     72.94     0.00
30/40 Balloon Loans           277     18,238,562      4.26     11.214      636        65,843    98.16     46.61     77.64     0.00
30/45 Balloon Loans           380     64,067,484     14.97      8.048      612       168,599    78.38     45.00     95.25     0.00
2/28 LIBOR Loans              276     57,058,174     13.33      7.672      669       206,733    80.67     44.91     54.66    59.93
3/27 LIBOR Loans               86     11,637,743      2.72      8.226      644       135,323    82.97     42.29     76.36    24.52
5/25 LIBOR Loans               16      4,043,480      0.94      7.115      695       252,717    78.22     45.42     84.87    75.27
2/28 LIBOR Loans (40
   Year Amortization)          32      5,769,080      1.35      8.204      651       180,284    83.28     45.01     71.44     0.00
2/28 LIBOR Loans (45
   Year Amortization)         521    120,977,112     28.26      7.856      653       232,202    79.57     45.51     53.32     0.00
3/27 LIBOR Loans (40
   Year Amortization)           8      1,054,109      0.25      8.842      643       131,764    90.10     38.35     64.83     0.00
3/27 LIBOR Loans (45
   Year Amortization)         499     95,340,026     22.27      8.062      640       191,062    80.81     46.32     74.90     0.00
5/25 LIBOR Loans (40
   Year Amortzation)            2        329,731      0.08      7.552      646       164,865    79.98     45.65     68.34     0.00
5/25 LIBOR Loans (45
   Year Amortization)          20      3,364,750      0.79      7.549      699       168,237    78.13     46.93     50.76     0.00
7/23 LIBOR Loans (45
   Year Amortization)           4        897,500      0.21      7.344      690       224,375    76.47     35.44     60.17     0.00
                            -----   ------------    ------     ------      ---      --------    -----     -----    ------    -----
TOTAL:                      2,594   $428,021,292    100.00%     8.147%     642      $165,004    81.10%    45.09%    71.25%    9.74%
                            =====   ============    ======     ======      ===      ========    =====     =====    ======    =====

AMORTIZATION TYPE

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
AMORTIZATION TYPE           LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------         --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing              685   $ 75,032,602     17.53%    8.523%      624      $109,537    82.97%    41.95%    86.31%    0.00%
Balloon                     1,769    311,320,641     72.73     8.173       640       175,987    80.96     45.66     70.45     0.00
60 Month Interest-Only        132     40,094,098      9.37     7.243       691       303,743    78.69     46.31     48.20   100.00
120 Month Interest-Only         8      1,573,950      0.37     8.003       640       196,744    80.14     49.77    100.00   100.00
                            -----   ------------    ------     -----       ---      --------    -----     -----    ------   ------
TOTAL:                      2,594   $428,021,292    100.00%    8.147%      642      $165,004    81.10%    45.09%    71.25%    9.74%
                            =====   ============    ======     =====       ===      ========    =====     =====    ======   ======

ADJUSTMENT TYPE

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE             LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------------           --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
ARM                         1,464   $300,471,703     70.20%    7.895%      653      $205,240    80.37%    45.48%    62.13%   13.34%
Fixed Rate                  1,130    127,549,589     29.80     8.739       617       112,876    82.81     44.16     92.73     1.23
                            -----   ------------    ------     -----       ---      --------    -----     -----     -----    -----
TOTAL:                      2,594   $428,021,292    100.00%    8.147%      642      $165,004    81.10%    45.09%    71.25%    9.74%
                            =====   ============    ======     =====       ===      ========    =====     =====     =====    =====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-6
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GEOGRAPHIC DISTRIBUTION     LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Alabama                        14   $  1,450,331      0.34%    9.431%      596      $103,595    84.76%    39.96%    79.24%    0.00%
Arizona                        59     11,142,503      2.60     8.086       627       188,856    79.44     41.51     86.39     3.59
Arkansas                       17      1,260,903      0.29     9.104       619        74,171    86.07     39.31     88.99     0.00
California                    436    129,312,397     30.21     7.743       663       296,588    78.80     47.20     51.98    23.18
Colorado                      147     20,244,779      4.73     7.952       635       137,720    81.30     46.00     85.48     3.10
Connecticut                     5        815,365      0.19     8.743       674       163,073    82.29     40.32     21.75     0.00
Florida                       221     36,474,751      8.52     8.084       641       165,044    79.18     43.53     64.20     7.35
Georgia                       119     14,657,443      3.42     8.837       618       123,172    86.51     45.64     95.43     0.00
Idaho                          88     10,723,310      2.51     8.335       625       121,856    79.37     44.53     78.07     2.19
Illinois                       28      4,260,628      1.00     9.157       622       152,165    85.42     46.04     74.20     3.94
Indiana                        20      2,233,389      0.52     8.402       594       111,669    85.58     38.83    100.00     0.00
Iowa                           21      1,789,034      0.42     9.052       610        85,192    85.14     40.71     94.40     0.00
Kansas                         44      4,601,580      1.08     8.610       633       104,581    84.22     42.95     81.33     0.00
Kentucky                       45      3,516,284      0.82     8.683       611        78,140    86.65     39.45     90.69     0.00
Maine                           3        229,513      0.05     7.966       710        76,504    77.09     35.43     72.55     0.00
Maryland                       30      7,395,989      1.73     8.523       622       246,533    80.35     46.87     69.17     0.00
Massachusetts                  33      7,942,403      1.86     8.628       649       240,679    81.97     46.81     90.18     0.00
Michigan                       80      8,643,477      2.02     8.484       639       108,043    83.79     40.43     75.44     1.08
Minnesota                      36      5,946,474      1.39     8.118       632       165,180    81.64     43.04     76.75     5.86
Mississippi                     3        342,455      0.08     9.158       587       114,152    85.55     38.82    100.00     0.00
Missouri                       46      4,254,577      0.99     8.319       626        92,491    78.92     41.79     78.52     2.99
Nebraska                       19      1,752,629      0.41     8.350       624        92,244    82.75     41.28     95.99     4.93
Nevada                         55     10,941,208      2.56     8.184       652       198,931    81.31     47.90     82.49     4.12
New Jersey                     27      4,505,889      1.05     8.640       624       166,885    84.14     45.45     93.93     4.10
North Carolina                 83      9,275,973      2.17     8.825       615       111,759    85.83     42.88     96.22     0.00
Ohio                          232     24,965,269      5.83     8.600       619       107,609    86.74     42.01     88.69     1.94
Oklahoma                       26      2,261,158      0.53     8.540       618        86,968    81.01     40.64     88.56     0.00
Oregon                         89     16,820,265      3.93     8.189       647       188,992    81.28     45.72     80.08     7.38
Pennsylvania                   58      5,470,484      1.28     8.137       633        94,319    80.68     42.39     76.98     1.83
Rhode Island                    7      1,126,538      0.26     7.699       657       160,934    80.00     48.92    100.00     0.00
South Carolina                 18      2,144,257      0.50     8.906       610       119,125    87.98     38.58    100.00     6.10
Tennessee                     108     10,657,631      2.49     8.074       621        98,682    79.30     45.16     96.60     5.78
Utah                           50      6,105,041      1.43     8.092       642       122,101    81.22     42.96     82.67     4.57
Virginia                       38      5,074,651      1.19     8.319       620       133,543    80.45     44.77     95.27     0.00
Washington                    222     42,777,756      9.99     8.091       651       192,693    81.37     46.20     61.08     6.87
Wisconsin                      46      4,684,364      1.09     8.505       630       101,834    82.21     41.86     87.99    10.73
Wyoming                        21      2,220,594      0.52     8.257       619       105,743    83.14     40.63     89.27     0.00
                            -----   ------------    ------     -----       ---      --------    -----     -----    ------    -----
TOTAL:                      2,594   $428,021,292    100.00%    8.147%      642      $165,004    81.10%    45.09%    71.25%    9.74%
                            =====   ============    ======     =====       ===      ========    =====     =====    ======    =====

No more than approximately 0.43% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-6
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL         MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------      --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                 17   $  1,404,596      0.33%     7.960%     606      $ 82,623    38.36%    41.85%    85.33%   10.32%
50.01% to 55.00%                9      1,063,011      0.25      7.887      592       118,112    54.02     36.18     89.39     0.00
55.01% to 60.00%               13      2,159,867      0.50      7.328      632       166,144    57.45     46.25     79.30     0.00
60.01% to 65.00%               38      6,670,449      1.56      7.609      601       175,538    62.34     40.65     93.40     6.00
65.01% to 70.00%               51     11,141,237      2.60      7.729      616       218,456    68.64     41.80     86.38     3.32
70.01% to 75.00%              483     95,307,490     22.27      7.663      645       197,324    74.85     46.17     67.84    10.60
75.01% to 80.00%            1,156    227,895,406     53.24      7.772      654       197,141    79.91     45.59     64.83    12.86
80.01% to 85.00%               67     10,845,650      2.53      8.769      597       161,875    84.61     42.59     79.52     2.01
85.01% to 90.00%               48      8,699,877      2.03      8.710      635       181,247    89.12     41.16     78.63     7.40
90.01% to 95.00%               38      4,919,397      1.15      9.438      608       129,458    94.74     40.88     98.64     0.00
95.01% to 100.00%             674     57,914,312     13.53     10.289      616        85,926    99.99     44.08     90.70     0.84
                            -----   ------------    ------     ------      ---      --------    -----     -----     -----    -----
TOTAL:                      2,594   $428,021,292    100.00%     8.147%     642      $165,004    81.10%    45.09%    71.25%    9.74%
                            =====   ============    ======     ======      ===      ========    =====     =====     =====    =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 20.00% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 5.64% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.68%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 22.15%.

COMBINED LOAN-TO-VALUE RATIOS

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF COMBINED         MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------      --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                 16   $  1,356,596      0.32%    7.959%      604      $ 84,787    38.91%    41.49%    84.81%   10.69%
50.01% to 55.00%                9      1,063,011      0.25     7.887       592       118,112    54.02     36.18     89.39     0.00
55.01% to 60.00%               13      2,159,867      0.50     7.328       632       166,144    57.45     46.25     79.30     0.00
60.01% to 65.00%               37      6,570,399      1.54     7.611       601       177,578    62.34     40.42     93.30     6.09
65.01% to 70.00%               47     10,513,026      2.46     7.713       613       223,681    68.56     41.55     89.02     3.52
70.01% to 75.00%               55      9,669,422      2.26     8.079       607       175,808    73.89     43.21     77.73     4.63
75.01% to 80.00%              103     20,714,997      4.84     8.171       620       201,116    79.18     41.53     83.43     5.62
80.01% to 85.00%               70     11,804,673      2.76     8.624       605       168,638    83.92     43.29     81.18     5.21
85.01% to 90.00%               63     13,976,441      3.27     8.433       637       221,848    84.55     43.91     72.16     9.21
90.01% to 95.00%               78     16,573,177      3.87     8.098       644       212,477    83.57     44.96     78.95    16.63
95.01% to 100.00%           2,103    333,619,681     77.94     8.152       648       158,640    82.23     45.72     68.38    10.34
                            -----   ------------    ------     -----       ---      --------    -----     -----     -----    ------
TOTAL:                      2,594   $428,021,292    100.00%    8.147%      642      $165,004    81.10%    45.09%    71.25%    9.74%
                            =====   ============    ======     =====       ===      ========    =====     =====     =====    =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 20.00% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 95.54%. This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 68.67% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.52%.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-6
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

DEBT-TO-INCOME RATIOS

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DEBT-TO-INCOME RATIOS       LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------------------     --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                 49   $  6,413,123      1.50%    8.583%      624      $130,880    83.18%    16.56%    83.69%    0.00%
20.01% to 25.00%               63      7,414,149      1.73     8.358       627       117,685    80.68     22.71     90.03     3.43
25.01% to 30.00%              105     14,472,483      3.38     8.257       629       137,833    80.30     27.63     78.91     4.55
30.01% to 35.00%              189     24,999,732      5.84     8.328       622       132,274    80.25     32.82     79.80     7.06
35.01% to 40.00%              303     45,680,139     10.67     8.208       641       150,760    81.46     37.87     74.85     8.72
40.01% to 45.00%              420     67,328,155     15.73     8.268       641       160,305    82.93     42.77     68.29    10.58
45.01% to 50.00%              693    130,938,215     30.59     8.123       653       188,944    80.61     48.00     51.40    12.63
50.01% to 55.00%              640    108,581,416     25.37     8.029       641       169,658    80.79     52.29     85.40     9.00
55.01% to 60.00%              131     22,034,003      5.15     7.906       633       168,198    80.12     55.44     96.18     7.15
60.01% to 65.00%                1        159,877      0.04     6.917       656       159,877    80.00     60.46    100.00     0.00
                            -----   ------------    ------     -----       ---      --------    -----     -----    ------    -----
TOTAL:                      2,594   $428,021,292    100.00%    8.147%      642      $165,004    81.10%    45.09%    71.25%    9.74%
                            =====   ============    ======     =====       ===      ========    =====     =====    ======    =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 8.09% to 60.46% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 45.09%.

LOAN PURPOSE

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PURPOSE                LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------              --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Purchase                    1,975   $315,306,495     73.67%    8.157%      649      $159,649    82.01%    45.62%    66.60%   10.95%
Refinance - Cashout           547    100,679,737     23.52     8.127       624       184,058    78.41     43.33     83.71     6.98
Refinance - Rate Term          72     12,035,060      2.81     8.043       624       167,154    79.52     45.76     88.94     0.93
                            -----   ------------    ------     -----       ---      --------    -----     -----     -----    -----
TOTAL:                      2,594   $428,021,292    100.00%    8.147%      642      $165,004    81.10%    45.09%    71.25%    9.74%
                            =====   ============    ======     =====       ===      ========    =====     =====     =====    =====

PROPERTY TYPE

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PROPERTY TYPE               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Single Family               1,975   $314,981,427     73.59%    8.168%      639      $159,484    81.17%    44.88%    71.29%    9.18%
Planned Unit Development      388     72,963,878     17.05     8.065       644       188,051    81.09     45.43     76.37    10.43
Condominium                   158     23,412,416      5.47     8.154       660       148,180    80.69     45.40     55.48    11.22
Two- to Four-Family            73     16,663,571      3.89     8.100       663       228,268    80.30     47.01     70.30    15.13
                            -----   ------------    ------     -----       ---      --------    -----     -----     -----    -----
TOTAL:                      2,594   $428,021,292    100.00%    8.147%      642      $165,004    81.10%    45.09%    71.25%    9.74%
                            =====   ============    ======     =====       ===      ========    =====     =====     =====    =====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-6
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

DOCUMENTATION

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DOCUMENTATION               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Full Documentation          1,822   $263,294,430     61.51%    8.191%      627      $144,508    81.73%    45.56%   100.00%    6.97%
No Income Verification        510    115,188,949     26.91     7.987       680       225,861    79.31     45.29      0.00    17.48
Full Documentation -
   Bank Statements            218     41,676,328      9.74     8.302       630       191,176    81.97     41.63    100.00     6.12
Limited Income
   Verification                44      7,861,585      1.84     8.202       648       178,672    81.24     44.56      0.00     8.07
                            -----   ------------    ------     -----       ---      --------    -----     -----    ------    -----
TOTAL:                      2,594   $428,021,292    100.00%    8.147%      642      $165,004    81.10%    45.09%    71.25%    9.74%
                            =====   ============    ======     =====       ===      ========    =====     =====    ======    =====

OCCUPANCY

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OCCUPANCY                   LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------                 --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Primary                     2,546   $421,542,505    98.49%     8.139%      642      $165,571    81.11%    45.11%    71.36%    9.74%
Investment                     45      5,929,043     1.39      8.626       665       131,757    80.49     43.62     68.41    10.33
Second Home                     3        549,744     0.13      8.763       661       183,248    78.26     46.09     21.20     0.00
                            -----   ------------   -------     -----       ---      --------    -----     -----     -----    -----
TOTAL:                      2,594   $428,021,292   100.00%     8.147%      642      $165,004    81.10%    45.09%    71.25%    9.74%
                            =====   ============   =======     =====       ===      ========    =====     =====     =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOANS AGE        MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
(MONTHS)                    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------        --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
0                            225     $44,240,786     10.34%     8.147%     645      $196,626     80.49%   43.57%    73.74%    7.52%
1                           1499     257,764,697     60.22      8.097      645       171,958     81.04    44.65     67.20    11.72
2                            763     114,870,842     26.84      8.170      637       150,552     81.14    46.39     77.60     7.07
3                             75       9,270,920      2.17      8.712      622       123,612     81.31    48.43     91.68     0.00
4                             20       1,046,993      0.24     11.163      648        52,350     99.81    42.22     78.06     0.00
5                              8         504,608      0.12     10.084      641        63,076     94.73    50.93    100.00     0.00
6                              2         188,633      0.04     10.694      649        94,317    100.00    43.33     13.76     0.00
7                              1         111,932      0.03     11.500      597       111,932    100.00    44.13    100.00     0.00
8                              1          21,881      0.01      8.660      610        21,881    100.00    14.38    100.00     0.00
                           -----    ------------    ------     ------      ---      --------    ------    -----    ------    -----
TOTAL:                     2,594    $428,021,292    100.00%     8.147%     642      $165,004     81.10%   45.09%    71.25%    9.74%
                           =====    ============    ======     ======      ===      ========    ======    =====    ======    =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 month.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-6
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

ORIGINAL PREPAYMENT PENALTY TERM

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL PREPAYMENT       MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PENALTY TERM                LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------------       --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
None                          588   $ 73,769,074     17.23%    9.005%      627      $125,458    85.15%    44.57%    84.95%    2.50%
6 Months                       27      3,693,501      0.86     8.293       637       136,796    82.14     43.41     76.74     0.00
12 Months                     129     35,867,807      8.38     7.967       661       278,045    79.42     45.14     53.03    17.48
24 Months                     758    145,306,966     33.95     7.911       658       191,698    80.78     45.83     55.32    18.07
36 Months                   1,092    169,383,944     39.57     8.010       632       155,114    79.93     44.70     82.69     4.30
                            -----   ------------    ------     -----       ---      --------    -----     -----     -----    -----
TOTAL:                      2,594   $428,021,292    100.00%    8.147%      642      $165,004    81.10%    45.09%    71.25%    9.74%
                            =====   ============    ======     =====       ===      ========    =====     =====     =====    =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 28 months.

CREDIT SCORES

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
CREDIT SCORES               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
525                             1   $    166,500      0.04%    9.625%      525      $166,500    75.00%    35.24%   100.00%    0.00%
526 to 550                     52      6,924,421      1.62     8.965       543       133,162    81.83     38.71    100.00     0.00
551 to 575                    141     19,739,873      4.61     8.629       564       139,999    78.65     42.48     94.94     0.00
576 to 600                    505     65,758,952     15.36     8.943       589       130,216    84.53     43.46     95.29     0.27
601 to 625                    542     77,096,124     18.01     8.452       613       142,244    82.60     45.28     93.52     2.21
626 to 650                    501     83,981,145     19.62     8.166       638       167,627    80.20     45.56     75.15     5.01
651 to 675                    388     67,229,991     15.71     8.047       662       173,273    80.41     46.14     55.15    11.54
676 to 700                    224     54,981,087     12.85     7.358       687       245,451    78.93     45.85     44.34    23.88
701 to 725                    128     28,633,735      6.69     7.314       711       223,701    80.24     45.73     38.57    29.64
726 to 750                     52     12,523,867      2.93     7.434       737       240,844    79.30     45.87     33.03    26.87
751 to 775                     46      8,206,927      1.92     7.214       763       178,411    80.02     45.71     40.41    20.56
776 to 800                     12      2,458,669      0.57     7.271       783       204,889    80.86     46.59     53.42    46.74
801 to 825                      2        320,000      0.07     7.106       807       160,000    80.00     46.54      0.00     0.00
                            -----   ------------    ------     -----       ---      --------    -----     -----    ------    -----
TOTAL:                      2,594   $428,021,292    100.00%    8.147%      642      $165,004    81.10%    45.09%    71.25%    9.74%
                            =====   ============    ======     =====       ===      ========    =====     =====    ======    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 525 to 809 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 642.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-6
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GROSS MARGINS               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
0.001% to 0.500%                1   $    216,779      0.07%     9.990%     600      $216,779     80.00%   47.61%     0.00%    0.00%
4.501% to 5.000%                2        316,547      0.11      5.933      672       158,274     77.30    53.53    100.00    53.89
5.001% to 5.500%               30      7,444,368      2.48      6.485      703       248,146     77.28    48.52     99.19    52.02
5.501% to 6.000%              202     49,925,554     16.62      6.904      689       247,156     77.25    45.43     65.95    30.63
6.001% to 6.500%              301     67,462,548     22.45      7.296      677       224,128     77.87    47.04     51.70    15.08
6.501% to 7.000%              318     69,339,081     23.08      7.869      647       218,047     78.53    45.81     66.55    10.36
7.001% to 7.500%              212     40,430,889     13.46      8.323      638       190,712     79.10    45.56     47.62     4.98
7.501% to 8.000%              194     34,688,902     11.54      8.820      623       178,809     82.96    43.69     55.11     3.72
8.001% to 8.500%              104     15,932,122      5.30      9.419      597       153,193     93.87    43.78     88.08     0.00
8.501% to 9.000%               88     13,361,602      4.45      9.799      592       151,836     95.02    40.88     85.01     0.71
9.001% to 9.500%                8        977,311      0.33     10.245      599       122,164    100.00    40.22     92.63     0.00
9.501% to 10.000%               4        376,000      0.13     10.711      584        94,000    100.00    48.62    100.00     0.00
                            -----   ------------    ------     ------      ---      --------    ------    -----    ------    -----
TOTAL:                      1,464   $300,471,703    100.00%     7.895%     653      $205,240     80.37%   45.48%    62.13%   13.34%
                            =====   ============    ======     ======      ===      ========    ======    =====    ======    =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 0.500% per annum to 9.750% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.870% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF MAXIMUM          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
----------------          --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
11.501% to 12.000%              2   $    316,547      0.11%     5.933%     672      $158,274     77.30%   53.53%   100.00%   53.89%
12.001% to 12.500%             29      7,412,132      2.47      6.441      706       255,591     77.31    48.56     98.48    52.25
12.501% to 13.000%            220     56,649,039     18.85      6.894      691       257,496     77.38    46.02     61.15    29.94
13.001% to 13.500%            288     63,732,842     21.21      7.327      672       221,295     77.86    46.99     56.04    13.08
13.501% to 14.000%            307     64,603,687     21.50      7.831      648       210,435     78.24    45.74     63.40    11.12
14.001% to 14.500%            199     38,634,257     12.86      8.319      639       194,142     79.20    45.31     50.39     5.65
14.501% to 15.000%            183     33,766,250     11.24      8.787      625       184,515     82.30    43.75     52.96     3.82
15.001% to 15.500%            103     14,834,023      4.94      9.316      600       144,020     92.55    43.21     84.24     0.00
15.501% to 16.000%            109     17,056,455      5.68      9.776      593       156,481     93.72    42.04     86.40     0.56
16.001% to 16.500%             15      2,195,343      0.73     10.306      590       146,356     97.13    37.61     87.16     0.00
16.501% to 17.000%              9      1,271,130      0.42     10.723      596       141,237    100.00    49.47    100.00     0.00
                            -----   ------------    ------     ------      ---      --------    ------    -----    ------    -----
TOTAL:                      1,464   $300,471,703    100.00%     7.895%     653      $205,240     80.37%   45.48%    62.13%   13.34%
                            =====   ============    ======     ======      ===      ========    ======    =====    ======    =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.875% per annum to 16.750% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.895% per annum.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-6
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
NEXT RATE                 MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT DATE             LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------------           --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
June 2008                       7   $  1,808,370      0.60%    7.949%      652      $258,339    75.34%    48.23%   100.00%    0.00%
July 2008                     182     35,880,185     11.94     7.768       654       197,144    78.87     46.70     63.58    21.25
August 2008                   564    127,679,539     42.49     7.785       660       226,382    80.22     45.01     50.29    19.57
September 2008                 76     18,436,272      6.14     8.049       655       242,583    81.40     44.35     59.58     8.61
April 2009                      1        106,286      0.04     6.990       660       106,286    74.98     54.58    100.00     0.00
June 2009                      16      4,262,382      1.42     7.909       615       266,399    77.37     49.26     91.91     0.00
July 2009                     203     34,220,365     11.39     8.021       633       168,573    80.49     47.23     79.93     0.88
August 2009                   327     59,760,920     19.89     8.132       644       182,755    81.98     44.73     71.81     3.38
September 2009                 46      9,681,925      3.22     8.132       659       210,477    79.92     45.85     69.05     5.52
July 2011                      10      1,550,786      0.52     7.622       664       155,079    77.13     42.68     73.56    12.64
August 2011                    23      4,851,859      1.61     7.290       702       210,950    78.48     47.76     65.62    37.02
September 2011                  5      1,335,315      0.44     7.092       703       267,063    78.74     43.96     77.91    78.71
August 2013                     4        897,500      0.30     7.344       690       224,375    76.47     35.44     60.17     0.00
                            -----   ------------    ------     -----       ---      --------    -----     -----    ------    -----
TOTAL:                      1,464   $300,471,703    100.00%    7.895%      653      $205,240    80.37%    45.48%    62.13%   13.34%
                            =====   ============    ======     =====       ===      ========    =====     =====    ======    =====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-6
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance   $147,239,359
Aggregate Original Principal Balance      $147,251,282
Number of Mortgage Loans                         1,110

                                MINIMUM    MAXIMUM   AVERAGE (1)
                                -------   --------   -----------
Original Principal Balance      $20,000   $480,000     $132,659
Outstanding Principal Balance   $19,981   $480,073     $132,648

                                                     WEIGHTED
                               MINIMUM   MAXIMUM   AVERAGE (2)
                               -------   -------   -----------
Original Term (mos)               180       360         360
Stated remaining Term (mos)       174       360         358
Loan Age (mos)                      0         6           1
Current Interest Rate           6.000%   13.750%      8.233%
Initial Interest Rate Cap(3)    3.000%    3.000%      3.000%
Periodic Rate Cap(3)            1.000%    1.000%      1.000%
Gross Margin(3)                 0.500%    9.750%      7.077%
Maximum Mortgage Rate(3)       12.000%   16.750%     14.140%
Minimum Mortgage Rate(3)        6.000%   10.750%      8.140%
Months to Roll(3)                  21        36          29
Original Loan-to-Value          20.00%   100.00%      81.58%
Combined Loan-to-Value          20.00%   100.00%      93.70%
Credit Score                      525       809         632

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   03/01/2021   09/01/2036

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
LIEN POSITION
1st Lien                       97.96%
2nd Lien                        2.04%

OCCUPANCY
Primary                        96.42%
Second Home                     0.37%
Investment                      3.20%

LOAN TYPE
Fixed Rate                     25.00%
ARM                            75.00%

AMORTIZATION TYPE
Fully Amortizing               21.64%
Interest Only                   4.52%
15/30 Balloon                   0.08%
30/40 Balloon                   4.31%
30/45 Balloon                  69.46%

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
YEAR OF ORIGINATION
2006                          100.00%

LOAN PURPOSE
Purchase                       57.06%
Refinance - Rate/Term           4.33%
Refinance - Cashout            38.61%

PROPERTY TYPE
Single Family                  79.98%
Planned Unit Development       11.18%
Condominium                     6.26%
Two- to Four-Family             2.58%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  ARM Loans only

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-6
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

MORTGAGE RATES

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
--------------            --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
5.501% to 6.000%                1   $    145,947      0.10%     6.000%     649     $145,947      80.00%   55.21%   100.00%    0.00%
6.001% to 6.500%               13      2,669,827      1.81      6.436      698      205,371      74.65    47.13     95.78    27.14
6.501% to 7.000%               95     15,192,737     10.32      6.920      681      159,924      75.21    46.33     74.86    14.46
7.001% to 7.500%              164     25,541,908     17.35      7.364      653      155,743      77.03    47.62     81.40     4.98
7.501% to 8.000%              232     31,889,808     21.66      7.833      631      137,456      77.71    46.19     86.57     2.96
8.001% to 8.500%              162     21,962,181     14.92      8.317      623      135,569      79.67    44.07     77.35     4.67
8.501% to 9.000%              153     21,765,296     14.78      8.815      619      142,257      83.97    42.25     70.38     1.79
9.001% to 9.500%              100     11,415,073      7.75      9.334      597      114,151      92.60    43.02     88.35     0.00
9.501% to 10.000%              91     10,631,276      7.22      9.786      592      116,827      93.56    43.65     88.91     0.89
10.001% to 10.500%             24      2,801,945      1.90     10.328      612      116,748      93.62    40.45     75.88     0.00
10.501% to 11.000%             22      1,355,889      0.92     10.697      606       61,631      99.92    42.25     97.31     0.00
11.001% to 11.500%              9        378,723      0.26     11.428      641       42,080      99.12    39.84     31.52     0.00
11.501% to 12.000%             13        522,226      0.35     11.881      625       40,171      99.98    47.31     79.51     0.00
12.001% to 12.500%             15        529,177      0.36     12.177      603       35,278      99.97    46.12    100.00     0.00
12.501% to 13.000%             10        271,190      0.18     12.772      592       27,119     100.00    44.38    100.00     0.00
13.001% to 13.500%              4         95,455      0.06     13.240      588       23,864     100.00    46.52    100.00     0.00
13.501% to 14.000%              2         70,700      0.05     13.750      587       35,350     100.00    36.62    100.00     0.00
                            -----   ------------    ------      -----      ---     --------     ------    -----    ------    -----
TOTAL:                      1,110   $147,239,359    100.00%     8.233%     632     $132,648      81.58%   44.99%    81.00%    4.52%
                            =====   ============    ======      =====      ===     ========     ======    =====    ======    =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.000% per annum to 13.750% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.233% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
REMAINING TERMS (MONTHS)    LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
169 to 180                      5   $    170,054      0.12%    10.984%     632      $ 34,011    96.85%    40.59%   100.00%   0.00%
229 to 240                      1         83,868      0.06      8.625      580        83,868    80.00     37.22    100.00    0.00
349 to 360                  1,104    146,985,437     99.83      8.230      632       133,139    81.57     45.00     80.97    4.52
                            -----   ------------    ------      -----      ---      --------    -----     -----    ------    ----
TOTAL:                      1,110   $147,239,359    100.00%     8.233%     632      $132,648    81.58%    44.99%    81.00%   4.52%
                            =====   ============    ======      =====      ===      ========    =====     =====    ======    ====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 174 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-6
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
RANGE                        OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
OF ORIGINAL MORTGAGE      MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PRINCIPAL BALANCES     LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less                81   $  2,651,111      1.80%    10.917%     623      $ 32,730    92.27%    42.14%    86.62%    0.00%
$50,001 to $100,000           337     26,860,292     18.24      8.551      623        79,704    82.33     42.01     88.39     2.77
$100,001 to $150,000          362     44,841,900     30.46      8.238      629       123,873    81.80     45.06     81.70     2.96
$150,001 to $200,000          171     29,705,183     20.17      7.944      635       173,715    81.21     45.77     84.78     4.76
$200,001 to $250,000           79     17,515,962     11.90      8.089      629       221,721    80.75     46.34     73.85     5.04
$250,001 to $300,000           33      8,985,665      6.10      7.954      647       272,293    82.82     47.38     72.80     8.89
$300,001 to $350,000           28      9,147,805      6.21      8.188      645       326,707    79.38     43.91     78.03     3.57
$350,001 to $400,000           14      5,372,634      3.65      7.946      650       383,760    79.80     49.88     64.11    21.54
$400,001 to $450,000            4      1,678,734      1.14      7.967      630       419,684    73.88     43.13     51.53     0.00
$450,001 to $500,000            1        480,073      0.33      8.625      699       480,073    80.00     50.37    100.00     0.00
                            -----   ------------    ------      -----      ---      --------    -----     -----    ------    -----
TOTAL:                      1,110   $147,239,359    100.00%     8.233%     632      $132,648    81.58%    44.99%    81.00%    4.52%
                            =====   ============    ======      =====      ===      ========    =====     =====    ======    =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $19,981 to approximately $480,073 and the average outstanding principal balance of the Mortgage Loans was approximately $132,648.

PRODUCT TYPES

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  AVERAGE   PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRODUCT TYPES               LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
15 Year Fixed Loans             1   $     50,000      0.03%     8.875%     683      $ 50,000     89.29%   35.10%   100.00%    0.00%
20 Year Fixed Loans             1         83,868      0.06      8.625      580        83,868     80.00    37.22    100.00     0.00
30 Year Fixed Loans           145     13,981,688      9.50      8.454      613        96,425     82.39    40.50     97.60     2.23
15/30 Balloon Loans             4        120,054      0.08     11.863      611        30,014    100.00    42.88    100.00     0.00
30/40 Balloon Loans            57      2,625,778      1.78     10.943      623        46,066     94.67    44.71     81.73     0.00
30/45 Balloon Loans           137     19,953,557     13.55      8.216      608       145,646     79.19    44.84     95.49     0.00
2/28 LIBOR Loans              138     16,342,499     11.10      8.172      644       118,424     82.52    44.37     78.39    26.96
3/27 LIBOR Loans               65      8,052,851      5.47      8.312      646       123,890     82.56    43.43     80.26    24.00
2/28 LIBOR Loans (40
   Year Amortization)          22      3,007,101      2.04      8.404      637       136,686     85.16    45.23     73.93     0.00
2/28 LIBOR Loans (45
   Year Amortization)         238     37,601,105     25.54      8.023      641       157,988     81.04    45.92     70.48     0.00
3/27 LIBOR Loans (40
   Year Amortization)           6        706,805      0.48      9.075      622       117,801     90.62    44.65     74.48     0.00
3/27 LIBOR Loans (45
   Year Amortization)         296     44,714,052     30.37      8.163      635       151,061     81.13    46.21     79.70     0.00
                            -----   ------------    ------     ------      ---      --------    ------    -----    ------    -----
TOTAL:                      1,110   $147,239,359    100.00%     8.233%     632      $132,648     81.58%   44.99%    81.00%    4.52%
                            =====   ============    ======     ======      ===      ========    ======    =====    ======    =====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-6
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY


AMORTIZATION TYPE

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
AMORTIZATION TYPE           LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------         --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing              313   $ 31,861,240     21.64%    8.494%      621      $101,793    83.44%    41.68%    88.43%    0.00%
Balloon                       760    108,728,452     73.84     8.208       632       143,064    81.27     45.78     79.29     0.00
60 Month Interest-Only         35      6,338,067      4.30     7.364       690       181,088    77.63     48.09     72.06   100.00
120 Month Interest-Only         2        311,600      0.21     8.125       657       155,800    83.37     42.98    100.00   100.00
                            -----   ------------    ------     -----       ---      --------    -----     -----    ------   ------
TOTAL:                      1,110   $147,239,359    100.00%    8.233%      632      $132,648    81.58%    44.99%    81.00%    4.52%
                            =====   ============    ======     =====       ===      ========    =====     =====    ======   ======

ADJUSTMENT TYPE

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE             LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------------           --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
ARM                           765   $110,424,414     75.00%     8.140%     639      $144,346    81.58%    45.60%    76.22%   5.74%
Fixed Rate                    345     36,814,945     25.00      8.514      611       106,710    81.59     43.15     95.34    0.85
                            -----   ------------    ------      -----      ---      --------    -----     -----     -----    ----
TOTAL:                      1,110   $147,239,359    100.00%     8.233%     632      $132,648    81.58%    44.99%    81.00%   4.52%
                            =====   ============    ======      =====      ===      ========    =====     =====     =====    ====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-6
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GEOGRAPHIC DISTRIBUTION     LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Alabama                         8   $    970,433      0.66%    9.623%      588      $121,304    88.30%    39.17%    78.37%    0.00%
Arizona                        20      2,973,076      2.02     7.844       624       148,654    78.75     43.61     85.28     0.00
Arkansas                        5        349,368      0.24     8.958       612        69,874    94.23     38.15    100.00     0.00
California                     70     15,598,441     10.59     7.868       648       222,835    76.80     47.96     53.86    16.34
Colorado                       80     10,591,875      7.19     7.849       639       132,398    80.78     46.90     86.64     4.86
Connecticut                     4        591,328      0.40     8.883       673       147,832    83.16     41.28     30.00     0.00
Florida                        63      9,419,674      6.40     8.017       627       149,519    77.99     43.38     85.24     3.05
Georgia                        56      6,676,862      4.53     8.703       619       119,230    86.33     47.54     94.35     0.00
Idaho                          36      3,899,872      2.65     8.246       620       108,330    77.01     45.86     86.22     3.25
Illinois                       11      1,121,073      0.76     9.172       636       101,916    82.42     42.18     52.12    14.99
Indiana                        10      1,055,850      0.72     8.293       612       105,585    87.14     40.74    100.00     0.00
Iowa                           14      1,369,926      0.93     8.956       618        97,852    86.99     40.86     96.35     0.00
Kansas                         24      2,085,093      1.42     8.799       631        86,879    84.70     45.29     76.79     0.00
Kentucky                       20      1,658,712      1.13     8.513       613        82,936    87.18     39.45     89.54     0.00
Maine                           1         70,484      0.05     7.500       666        70,484    75.00     50.30    100.00     0.00
Maryland                       14      3,241,870      2.20     8.516       610       231,562    78.98     44.83     67.47     0.00
Massachusetts                  12      2,641,890      1.79     8.432       640       220,157    79.21     47.55     91.52     0.00
Michigan                       43      4,068,959      2.76     8.502       641        94,627    84.17     41.19     73.83     2.30
Minnesota                      22      3,232,764      2.20     8.215       634       146,944    82.21     44.04     75.47    10.79
Mississippi                     1        178,200      0.12     9.000       598       178,200    90.00     32.91    100.00     0.00
Missouri                       25      2,399,005      1.63     8.057       631        95,960    77.34     41.69     68.35     0.00
Nebraska                       13      1,175,829      0.80     8.113       628        90,448    81.11     43.20     94.02     0.00
Nevada                         23      4,035,984      2.74     7.915       651       175,478    77.95     47.07     90.46     4.16
New Jersey                     16      2,310,428      1.57     8.784       614       144,402    84.28     47.77     88.16     0.00
North Carolina                 44      4,976,673      3.38     8.758       618       113,106    85.76     43.91     93.65     0.00
Ohio                          134     13,497,948      9.17     8.793       609       100,731    88.76     41.38     95.36     2.30
Oklahoma                       14      1,183,355      0.80     8.389       622        84,525    78.40     42.76     87.20     0.00
Oregon                         42      7,244,379      4.92     8.073       643       172,485    81.70     44.05     86.31     5.95
Pennsylvania                   29      2,534,991      1.72     8.072       630        87,413    80.59     42.50     83.94     0.00
Rhode Island                    5        822,995      0.56     7.326       656       164,599    78.65     47.09    100.00     0.00
South Carolina                 12      1,483,027      1.01     9.157       601       123,586    90.25     39.56    100.00     0.00
Tennessee                      42      3,753,205      2.55     7.835       632        89,362    77.27     46.80     94.14     0.00
Utah                           27      3,538,635      2.40     7.754       641       131,061    78.07     44.32     84.35     7.89
Virginia                       19      2,141,421      1.45     8.125       619       112,706    79.57     45.80     94.40     0.00
Washington                    108     19,647,888     13.34     8.014       647       181,925    81.30     47.62     68.99     4.43
Wisconsin                      31      3,217,332      2.19     8.417       640       103,785    82.53     43.38     82.51    15.62
Wyoming                        12      1,480,516      1.01     8.104       624       123,376    83.50     42.85     94.06     0.00
                            -----   ------------    ------     -----       ---      --------    -----     -----    ------    -----
TOTAL:                      1,110   $147,239,359    100.00%    8.233%      632      $132,648    81.58%    44.99%    81.00%    4.52%
                            =====   ============    ======     =====       ===      ========    =====     =====    ======    =====

No more than approximately 0.67% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-6
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL         MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------      --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                 10   $    782,587      0.53%    8.122%      612      $ 78,259    34.69%    37.36%    73.67%   18.53%
50.01% to 55.00%                4        529,411      0.36     7.697       621       132,353    54.39     31.99     78.70     0.00
55.01% to 60.00%                9      1,335,967      0.91     7.268       636       148,441    57.48     44.50     92.74     0.00
60.01% to 65.00%               23      2,981,749      2.03     7.688       617       129,641    62.60     41.49     85.23    13.41
65.01% to 70.00%               29      4,978,140      3.38     7.739       617       171,660    68.71     43.38     85.38     7.43
70.01% to 75.00%              221     28,957,466     19.67     7.793       633       131,029    74.73     47.01     83.35     4.82
75.01% to 80.00%              481     70,624,424     47.97     7.880       645       146,828    79.90     45.50     74.35     5.04
80.01% to 85.00%               31      6,151,261      4.18     8.637       606       198,428    84.79     44.20     77.74     3.54
85.01% to 90.00%               30      4,617,547      3.14     8.791       640       153,918    88.94     40.82     72.01     1.66
90.01% to 95.00%               21      2,976,053      2.02     9.056       614       141,717    94.64     40.72     97.75     0.00
95.01% to 100.00%             251     23,304,755     15.83     9.776       606        92,848    99.99     43.85     96.89     2.08
                            -----   ------------    ------     -----       ---      --------    -----     -----     -----    -----
TOTAL:                      1,110   $147,239,359    100.00%    8.233%      632      $132,648    81.58%    44.99%    81.00%    4.52%
                            =====   ============    ======     =====       ===      ========    =====     =====     =====    =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 20.00% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 2.04% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.84%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 22.06%.

COMBINED LOAN-TO-VALUE RATIOS

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF COMBINED         MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------      --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                  9   $    734,587      0.50%    8.130%      610      $ 81,621    35.46%    36.41%    71.95%   19.74%
50.01% to 55.00%                4        529,411      0.36     7.697       621       132,353    54.39     31.99     78.70     0.00
55.01% to 60.00%                9      1,335,967      0.91     7.268       636       148,441    57.48     44.50     92.74     0.00
60.01% to 65.00%               22      2,881,699      1.96     7.695       616       130,986    62.61     41.01     84.72    13.88
65.01% to 70.00%               27      4,764,640      3.24     7.731       617       176,468    68.65     43.45     84.73     7.77
70.01% to 75.00%               38      6,278,705      4.26     8.179       602       165,229    74.11     42.10     71.20     0.00
75.01% to 80.00%               54      9,039,951      6.14     8.305       619       167,406    79.35     39.53     81.01     0.00
80.01% to 85.00%               33      6,648,811      4.52     8.521       613       201,479    83.87     44.91     79.40     9.26
85.01% to 90.00%               34      5,473,695      3.72     8.629       638       160,991    86.97     42.71     73.18     1.40
90.01% to 95.00%               36      5,551,328      3.77     8.350       631       154,204    87.19     43.82     86.26     5.99
95.01% to 100.00%             844    104,000,566     70.63     8.239       637       123,223    83.39     46.13     81.47     4.53
                            -----   ------------    ------     -----       ---      --------    -----     -----     -----    -----
TOTAL:                      1,110   $147,239,359    100.00%    8.233%      632      $132,648    81.58%    44.99%    81.00%    4.52%
                            =====   ============    ======     =====       ===      ========    =====     =====     =====    =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 20.00% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 93.70%. . This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 57.69% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.55%.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-6
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

DEBT-TO-INCOME RATIOS

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE                     MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OF DEBT-TO-INCOME RATIOS    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                 18   $  1,872,914      1.27%    8.645%      630      $104,051    80.57%    15.57%    70.42%   0.00%
20.01% to 25.00%               23      2,016,375      1.37     8.548       627        87,668    79.16     23.15     86.93    0.00
25.01% to 30.00%               49      5,668,041      3.85     8.414       626       115,674    81.68     27.67     79.69    3.46
30.01% to 35.00%               87     10,550,716      7.17     8.441       618       121,273    81.05     32.84     83.14    2.31
35.01% to 40.00%              136     16,327,109     11.09     8.318       626       120,052    81.92     37.94     82.83    4.31
40.01% to 45.00%              188     23,932,468     16.25     8.439       628       127,300    84.04     42.70     75.55    1.17
45.01% to 50.00%              270     38,531,880     26.17     8.347       636       142,711    81.79     47.84     66.00    5.92
50.01% to 55.00%              274     39,234,667     26.65     7.956       637       143,192    80.43     52.38     94.04    6.43
55.01% to 60.00%               64      8,945,313      6.08     7.765       637       139,771    79.95     55.38     98.49    4.73
60.01% to 65.00%                1        159,877      0.11     6.917       656       159,877    80.00     60.46    100.00    0.00
                            -----   ------------    ------     -----       ---      --------    -----     -----    ------    ----
TOTAL:                      1,110   $147,239,359    100.00%    8.233%      632      $132,648    81.58%    44.99%    81.00%   4.52%
                            =====   ============    ======     =====       ===      ========    =====     =====    ======    ====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 8.09% to 60.46% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 44.99%.

LOAN PURPOSE

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PURPOSE                LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------              --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Purchase                      725   $ 84,010,112     57.06%    8.248%      637      $115,876    83.14%    46.50%    79.84%   4.39%
Refinance - Cashout           343     56,853,586     38.61     8.203       625       165,754    79.32     42.66     82.93    5.21
Refinance - Rate Term          42      6,375,661      4.33     8.314       621       151,801    81.29     45.87     79.13    0.00
                            -----   ------------    ------     -----       ---      --------    -----     -----     -----    ----
TOTAL:                      1,110   $147,239,359    100.00%    8.233%      632      $132,648    81.58%    44.99%    81.00%   4.52%
                            =====   ============    ======     =====       ===      ========    =====     =====     =====    ====

PROPERTY TYPE

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PROPERTY TYPE               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Single Family                 907   $117,762,311     79.98%    8.251%      629      $129,837    81.71%    44.52%    82.53%   4.03%
Planned Unit Development      105     16,462,350     11.18     8.013       643       156,784    80.82     47.10     77.38    5.65
Condominium                    72      9,213,390      6.26     8.301       650       127,964    82.51     46.27     67.13    9.52
Two- to Four-Family            26      3,801,308      2.58     8.467       648       146,204    78.69     47.27     82.91    2.63
                            -----   ------------    ------     -----       ---      --------    -----     -----     -----    ----
TOTAL:                      1,110   $147,239,359    100.00%    8.233%      632      $132,648    81.58%    44.99%    81.00%   4.52%
                            =====   ============    ======     =====       ===      ========    =====     =====     =====    ====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-6
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

DOCUMENTATION

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DOCUMENTATION               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Full Documentation            842   $106,610,033     72.41%    8.246%      621      $126,615    82.28%    45.47%   100.00%   3.82%
No Income Verification        172     26,461,922     17.97     8.222       671       153,848    78.94     43.70      0.00    6.69
Full Documentation -
   Bank Statements             84     12,652,969      8.59     8.193       638       150,631    81.32     43.73    100.00    6.35
Limited Income
   Verification                12      1,514,435      1.03     7.890       660       126,203    81.35     43.61      0.00    0.00
                            -----   ------------    ------     -----       ---      --------    -----     -----    ------    ----
TOTAL:                      1,110   $147,239,359    100.00%    8.233%      632      $132,648    81.58%    44.99%    81.00%   4.52%
                            =====   ============    ======     =====       ===      ========    =====     =====    ======    ====

OCCUPANCY

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OCCUPANCY                   LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------                 --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Primary                     1,071   $141,972,556     96.42%    8.215%      631      $132,561    81.64%    45.07%    81.62%    4.25%
Investment                     36      4,717,059      3.20     8.710       662       131,029    80.42     42.37     69.42    12.98
Second Home                     3        549,744      0.37     8.763       661       183,248    78.26     46.09     21.20     0.00
                            -----   ------------    ------     -----       ---      --------    -----     -----     -----    -----
TOTAL:                      1,110   $147,239,359    100.00%    8.233%      632      $132,648    81.58%    44.99%    81.00%    4.52%
                            =====   ============    ======     =====       ===      ========    =====     =====     =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOANS AGE        MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
(MONTHS)                    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------        --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
0                              87   $ 14,536,102      9.87%     8.325%     641      $167,082     80.86%   42.27%    77.53%   3.68%
1                             626     84,734,215     57.55      8.247      633       135,358     82.12    44.50     79.42    5.42
2                             360     44,439,797     30.18      8.136      627       123,444     80.84    46.65     84.24    3.42
3                              27      3,124,703      2.12      8.536      621       115,730     79.58    46.79     91.41    0.00
4                               6        215,645      0.15     11.908      600        35,941     99.95    47.28    100.00    0.00
5                               3        162,943      0.11      8.098      659        54,314     83.68    52.53    100.00    0.00
6                               1         25,954      0.02     11.125      620        25,954    100.00    22.26    100.00    0.00
                            -----   ------------    ------     ------      ---      --------    ------    -----    ------    ----
TOTAL:                      1,110   $147,239,359    100.00%     8.233%     632      $132,648     81.58%   44.99%    81.00%   4.52%
                            =====   ============    ======     ======      ===      ========    ======    =====    ======    ====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 month.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-6
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

ORIGINAL PREPAYMENT PENALTY TERM

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL PREPAYMENT       MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PENALTY TERM                LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------------       --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
None                          259   $ 32,471,721     22.05%    8.797%      621      $125,373    83.94%    44.37%    87.50%    2.06%
6 Months                       18      1,808,831      1.23     8.612       633       100,491    83.41     45.76     73.24     0.00
12 Months                      36      6,814,082      4.63     7.844       653       189,280    79.75     47.50     84.37    19.49
24 Months                     315     42,516,106     28.88     8.045       644       134,972    81.17     45.85     69.50     6.15
36 Months                     482     63,628,619     43.21     8.103       627       132,010    80.81     44.43     85.23     3.20
                            -----   ------------    ------     -----       ---      --------    -----     -----     -----    -----
TOTAL:                      1,110   $147,239,359    100.00%    8.233%      632      $132,648    81.58%    44.99%    81.00%    4.52%
                            =====   ============    ======     =====       ===      ========    =====     =====     =====    =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 30 months.

CREDIT SCORES

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
CREDIT SCORES               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
525                             1   $    166,500      0.11%    9.625%      525      $166,500    75.00%    35.24%   100.00%    0.00%
526 to 550                     27      3,673,140      2.49     9.071       543       136,042    83.74     40.21    100.00     0.00
551 to 575                     63      8,000,771      5.43     8.648       564       126,996    76.97     42.27     92.85     0.00
576 to 600                    242     28,728,921     19.51     9.023       589       118,715    86.28     43.47     93.11     0.61
601 to 625                    251     31,959,069     21.71     8.362       613       127,327    82.97     45.74     94.77     1.88
626 to 650                    213     28,639,323     19.45     8.040       638       134,457    79.71     45.80     81.64     1.74
651 to 675                    153     21,005,625     14.27     7.852       662       137,292    79.75     45.61     69.54     4.53
676 to 700                     79     12,675,168      8.61     7.428       688       160,445    78.57     45.88     63.63    14.99
701 to 725                     38      6,450,179      4.38     7.332       711       169,742    80.01     45.60     33.58    21.88
726 to 750                     21      3,058,600      2.08     7.705       734       145,648    79.53     46.91     42.20    15.69
751 to 775                     16      2,058,462      1.40     7.469       760       128,654    80.12     46.06     51.00    14.61
776 to 800                      4        503,600      0.34     7.676       782       125,900    84.22     45.37     79.37    65.87
801 to 825                      2        320,000      0.22     7.106       807       160,000    80.00     46.54      0.00     0.00
                            -----   ------------    ------     -----       ---      --------    -----     -----    ------    -----
TOTAL:                      1,110   $147,239,359    100.00%    8.233%      632      $132,648    81.58%    44.99%    81.00%    4.52%
                            =====   ============    ======     =====       ===      ========    =====     =====    ======    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 525 to 809 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 632.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-6
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GROSS MARGINS               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
0.001% to 0.500%               1    $    216,779      0.20%     9.990%     600      $216,779     80.00%   47.61%     0.00%    0.00%
4.501% to 5.000%               1         145,947      0.13      6.000      649       145,947     80.00    55.21    100.00     0.00
5.001% to 5.500%              14       2,702,063      2.45      6.557      691       193,005     74.61    47.03     97.78    26.82
5.501% to 6.000%              89      14,130,702     12.80      6.939      684       158,772     75.22    46.17     75.84    15.55
6.001% to 6.500%             135      20,982,484     19.00      7.378      661       155,426     77.21    48.54     75.35     6.86
6.501% to 7.000%             152      22,103,255     20.02      7.885      640       145,416     78.43    46.20     77.75     4.28
7.001% to 7.500%             111      15,212,900     13.78      8.363      630       137,053     80.33    44.93     69.88     3.59
7.501% to 8.000%             120      16,714,123     15.14      8.871      622       139,284     84.37    43.62     65.42     2.33
8.001% to 8.500%              73       9,946,676      9.01      9.415      598       136,256     93.96    43.66     87.11     0.00
8.501% to 9.000%              59       7,238,674      6.56      9.821      591       122,689     95.56    42.52     89.43     1.31
9.001% to 9.500%               7         765,311      0.69     10.278      599       109,330     99.99    40.27     90.59     0.00
9.501% to 10.000%              3         265,500      0.24     10.694      576        88,500    100.00    46.02    100.00     0.00
                             ---    ------------    ------     ------      ---      --------    ------    -----    ------    -----
TOTAL:                       765    $110,424,414    100.00%     8.140%     639      $144,346     81.58%   45.60%    76.22%    5.74%
                             ===    ============    ======     ======      ===      ========    ======    =====    ======    =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 0.500% per annum to 9.750% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 7.077% per annum.

MAXIMUM MORTGAGE RATES

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF MAXIMUM          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
----------------          --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
11.501% to 12.000%             1    $    145,947      0.13%     6.000%     649      $145,947     80.00%   55.21%   100.00%    0.00%
12.001% to 12.500%            13       2,669,827      2.42      6.436      698       205,371     74.65    47.13     95.78    27.14
12.501% to 13.000%            90      14,580,264     13.20      6.920      684       162,003     75.22    46.41     73.80    15.07
13.001% to 13.500%           132      20,408,451     18.48      7.354      660       154,609     77.29    48.54     76.72     6.23
13.501% to 14.000%           147      20,290,286     18.37      7.824      639       138,029     78.22    46.65     80.70     4.66
14.001% to 14.500%           103      14,638,500     13.26      8.322      633       142,121     80.01    45.15     68.86     4.88
14.501% to 15.000%           113      17,092,889     15.48      8.813      626       151,265     83.68    43.44     62.28     2.28
15.001% to 15.500%            74       9,338,350      8.46      9.338      598       126,194     93.36    43.47     86.17     0.00
15.501% to 16.000%            74       9,200,748      8.33      9.775      591       124,334     93.84    43.20     88.24     1.03
16.001% to 16.500%            12       1,587,423      1.44     10.329      593       132,285     96.03    38.14     82.24     0.00
16.501% to 17.000%             6         471,730      0.43     10.678      587        78,622    100.00    43.02    100.00     0.00
                             ---    ------------    ------     ------      ---      --------    ------    -----    ------    -----
TOTAL:                       765    $110,424,414    100.00%     8.140%     639      $144,346     81.58%   45.60%    76.22%    5.74%
                             ===    ============    ======     ======      ===      ========    ======    =====    ======    =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 12.000% per annum to 16.750% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 14.140% per annum.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-6
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

NEXT RATE ADJUSTMENT DATE

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
NEXT RATE                 MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT DATE             LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------------           --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
June 2008                      3    $    251,361      0.23%    8.133%      627      $ 83,787    75.00%    52.13%   100.00%   0.00%
July 2008                    109      14,311,082     12.96     7.916       638       131,294    79.79     47.60     77.92    8.51
August 2008                  258      37,590,276     34.04     8.102       644       145,699    82.03     44.83     69.91    8.48
September 2008                28       4,797,986      4.35     8.459       637       171,357    84.95     43.44     80.33    0.00
April 2009                     1         106,286      0.10     6.990       660       106,286    74.98     54.58    100.00    0.00
June 2009                     11       2,025,131      1.83     8.054       628       184,103    75.93     46.48     88.89    0.00
July 2009                    140      18,993,942     17.20     8.164       628       135,671    81.02     47.54     83.12    1.58
August 2009                  185      26,715,225     24.19     8.233       637       144,407    82.66     44.46     79.14    4.11
September 2009                30       5,633,124      5.10     8.214       660       187,771    79.47     45.59     67.30    9.49
                             ---    ------------    ------     -----       ---      --------    -----     -----    ------    ----
TOTAL:                       765    $110,424,414    100.00%    8.140%      639      $144,346    81.58%    45.60%    76.22%   5.74%
                             ===    ============    ======     =====       ===      ========    =====     =====    ======    ====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-6
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance   $280,781,933
Aggregate Original Principal Balance      $280,812,503
Number of Mortgage Loans                         1,484

                                          MINIMUM     MAXIMUM    AVERAGE (1)
                                          -------   ----------   -----------
Original Principal Balance                $20,000   $1,172,000     $189,227
Outstanding Principal Balance             $19,958   $1,171,193     $189,206

                                                                WEIGHTED
                                          MINIMUM   MAXIMUM   AVERAGE (2)
                                          -------   -------   -----------
Original Term (mos)                          180       360         359
Stated remaining Term (mos)                  174       360         358
Loan Age (mos)                                 0         8           1
Current Interest Rate                      5.875%   13.999%      8.101%
Initial Interest Rate Cap(3)               3.000%    3.000%      3.000%
Periodic Rate Cap(3)                       1.000%    1.000%      1.000%
Gross Margin(3)                            4.875%    9.750%      6.750%
Maximum Mortgage Rate(3)                  11.875%   16.750%     13.753%
Minimum Mortgage Rate(3)                   5.875%   10.750%      7.753%
Months to Roll(3)                             21        83          28
Original Loan-to-Value                     33.43%   100.00%      80.84%
Combined Loan-to-Value                     33.43%   100.00%      96.50%
Credit Score                                 539       795         648

                                           EARLIEST      LATEST
                                          ----------   ----------
Maturity Date                             03/01/2021   09/01/2036

                                            PERCENT OF
                                          MORTGAGE POOL
                                          -------------
LIEN POSITION
1st Lien                                      92.47%
2nd Lien                                       7.53%

OCCUPANCY
Primary                                       99.57%
Second Home                                    0.00%
Investment                                     0.43%

LOAN TYPE
Fixed Rate                                    32.31%
ARM                                           67.69%

AMORTIZATION TYPE
Fully Amortizing                              15.38%
Interest Only                                 12.47%
15/30 Balloon                                  0.41%
30/40 Balloon                                  6.79%
30/45 Balloon                                 64.95%

                                            PERCENT OF
                                          MORTGAGE POOL
                                          -------------
YEAR OF ORIGINATION
2005                                           0.01%
2006                                          99.99%

LOAN PURPOSE
Purchase                                      82.38%
Refinance - Rate/Term                          2.02%
Refinance - Cashout                           15.61%

PROPERTY TYPE
Single Family                                 70.24%
Planned Unit Development                      20.12%
Condominium                                    5.06%
Two- to Four-Family                            4.58%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  ARM Loans only

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-6
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

MORTGAGE RATES

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------            --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
5.501% to 6.000%                1   $    170,600      0.06%     5.875%     691      $170,600     74.99%   52.10%   100.00%  100.00%
6.001% to 6.500%               18      5,146,455      1.83      6.432      708       285,914     78.60    49.15    100.00    61.17
6.501% to 7.000%              138     44,164,738     15.73      6.885      691       320,034     77.92    45.97     58.82    33.42
7.001% to 7.500%              237     59,864,605     21.32      7.325      663       252,593     77.28    45.87     61.14    12.37
7.501% to 8.000%              276     63,673,046     22.68      7.832      643       230,699     77.72    45.39     67.17    10.18
8.001% to 8.500%              198     39,721,338     14.15      8.306      628       200,613     78.56    44.68     61.53     5.41
8.501% to 9.000%              160     27,958,487      9.96      8.779      618       174,741     81.72    43.58     63.31     3.22
9.001% to 9.500%               85      9,851,376      3.51      9.296      606       115,899     91.39    41.78     87.26     0.00
9.501% to 10.000%              63     10,379,939      3.70      9.791      605       164,761     94.39    41.72     85.77     0.00
10.001% to 10.500%             28      2,260,251      0.80     10.340      630        80,723     99.44    44.00     97.78     0.00
10.501% to 11.000%             47      3,956,039      1.41     10.744      633        84,171     99.94    48.09     95.89     0.00
11.001% to 11.500%             38      3,338,254      1.19     11.423      647        87,849     99.81    46.37     26.75     0.00
11.501% to 12.000%             82      5,189,485      1.85     11.846      633        63,286     99.55    45.03     71.23     0.00
12.001% to 12.500%             49      2,223,776      0.79     12.285      605        45,383     99.68    45.43     91.01     0.00
12.501% to 13.000%             31      1,366,724      0.49     12.823      596        44,088     99.38    44.92     93.05     0.00
13.001% to 13.500%             27      1,153,930      0.41     13.335      596        42,738     99.65    45.25    100.00     0.00
13.501% to 14.000%              6        362,890      0.13     13.870      591        60,482    100.00    43.08    100.00     0.00
                            -----   ------------    ------     ------      ---      --------    ------    -----    ------   ------
TOTAL:                      1,484   $280,781,933    100.00%     8.101%     648      $189,206     80.84%   45.14%    66.14%   12.47%
                            =====   ============    ======     ======      ===      ========    ======    =====    ======   ======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.875% per annum to 13.999% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.101% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
REMAINING TERMS (MONTHS)    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
169 to 180                     25   $  1,337,417      0.48%    10.808%     637      $ 53,497    94.77%    42.57%    74.06%    0.00%
229 to 240                      4        235,977      0.08      8.476      602        58,994    64.90     46.80     91.54     0.00
349 to 360                  1,455    279,208,539     99.44      8.088      648       191,896    80.79     45.15     66.08    12.54
                            -----   ------------    ------     ------      ---      --------    -----     -----     -----    -----
TOTAL:                      1,484   $280,781,933    100.00%     8.101%     648      $189,206    80.84%    45.14%    66.14%   12.47%
                            =====   ============    ======     ======      ===      ========    =====     =====     =====    =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 174 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-6
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
RANGE OF                     OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL MORTGAGE         MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PRINCIPAL BALANCES     LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------------   --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less               191   $  6,184,720      2.20%    11.454%     622     $   32,381   98.76%    43.31%    94.34%    0.00%
$50,001 to $100,000           272     20,838,967      7.42      9.568      621         76,614   87.90     42.60     87.99     0.89
$100,001 to $150,000          268     33,183,729     11.82      8.529      627        123,820   82.42     42.94     82.65     2.67
$150,001 to $200,000          231     40,298,453     14.35      8.196      638        174,452   81.14     44.13     72.57     5.59
$200,001 to $250,000          150     33,339,763     11.87      7.987      649        222,265   81.42     45.61     68.73     6.70
$250,001 to $300,000          113     31,000,467     11.04      7.784      653        274,340   79.54     46.28     55.91    14.22
$300,001 to $350,000           69     22,277,760      7.93      7.652      666        322,866   78.36     45.96     45.02    14.89
$350,001 to $400,000           49     18,465,328      6.58      7.563      662        376,843   78.67     48.15     46.78    30.83
$400,001 to $450,000           39     16,557,151      5.90      7.671      660        424,542   78.58     48.26     51.12    20.52
$450,001 to $500,000           33     15,608,601      5.56      7.850      657        472,988   78.81     44.88     51.68    18.43
$500,001 to $550,000           23     12,024,434      4.28      7.671      659        522,801   78.61     46.77     52.30    21.53
$550,001 to $600,000           19     10,988,372      3.91      7.478      656        578,335   77.72     47.78     57.91    26.17
$600,001 to $650,000            8      5,138,842      1.83      7.438      680        642,355   77.46     46.08     63.15    36.91
$650,001 to $700,000            6      4,085,763      1.46      7.707      668        680,960   80.77     40.25     66.89    16.64
$700,001 to $750,000            2      1,467,750      0.52      7.194      682        733,875   77.53     33.40    100.00     0.00
$750,001 to $800,000            6      4,620,700      1.65      7.478      625        770,117   75.15     46.99    100.00     0.00
$800,001 to $850,000            2      1,664,644      0.59      7.183      711        832,322   77.52     43.16    100.00    50.46
$850,001 to $900,000            1        889,295      0.32      6.750      689        889,295   75.00     43.85    100.00   100.00
$950,001 to $1,000,000          1        976,000      0.35      7.750      688        976,000   80.00     41.89    100.00     0.00
$1,000,001 or greater           1      1,171,193      0.42      7.875      628      1,171,193   66.97     35.59    100.00     0.00
                            -----   ------------    ------     ------      ---     ----------   -----     -----    ------   ------
TOTAL:                      1,484   $280,781,933    100.00%     8.101%     648     $  189,206   80.84%    45.14%    66.14%   12.47%
                            =====   ============    ======     ======      ===     ==========   =====     =====    ======   ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $19,958 to approximately $1,171,193 and the average outstanding principal balance of the Mortgage Loans was approximately $189,206.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-6
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

PRODUCT TYPES

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRODUCT TYPES               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
15 Year Fixed Loans             3   $    175,183      0.06%     8.875%     575      $ 58,394    60.50%    33.23%   100.00%    0.00%
20 Year Fixed Loans             4        235,977      0.08      8.476      602        58,994    64.90     46.80     91.54     0.00
30 Year Fixed Loans           293     29,434,538     10.48      8.743      618       100,459    82.64     42.67     95.06     4.29
15/30 Balloon Loans            22      1,162,234      0.41     11.099      646        52,829    99.93     43.98     70.15     0.00
30/40 Balloon Loans           220     15,612,784      5.56     11.259      639        70,967    98.75     46.93     76.95     0.00
30/45 Balloon Loans           243     44,113,928     15.71      7.972      614       181,539    78.02     45.07     95.14     0.00
2/28 LIBOR Loans              138     40,715,675     14.50      7.472      679       295,041    79.93     45.13     45.13    73.17
3/27 LIBOR Loans               21      3,584,891      1.28      8.033      641       170,709    83.88     39.73     67.61    25.67
5/25 LIBOR Loans               16      4,043,480      1.44      7.115      695       252,717    78.22     45.42     84.87    75.27
2/28 LIBOR Loans (40
   Year Amortization)          10      2,761,979      0.98      7.986      666       276,198    81.24     44.76     68.72     0.00
2/28 LIBOR Loans (45
   Year Amortization)         283     83,376,007     29.69      7.780      659       294,615    78.90     45.33     45.59     0.00
3/27 LIBOR Loans (40
   Year Amortization)           2        347,304      0.12      8.368      686       173,652    89.04     25.52     45.20     0.00
3/27 LIBOR Loans (45
   Year Amortization)         203     50,625,974     18.03      7.972      645       249,389    80.53     46.42     70.65     0.00
5/25 LIBOR Loans (40
   Year Amortzation)            2        329,731      0.12      7.552      646       164,865    79.98     45.65     68.34     0.00
5/25 LIBOR Loans (45
   Year Amortization)          20      3,364,750      1.20      7.549      699       168,237    78.13     46.93     50.76     0.00
7/23 LIBOR Loans (45
   Year Amortization)           4        897,500      0.32      7.344      690       224,375    76.47     35.44     60.17     0.00
                            -----   ------------    ------     ------      ---      --------    -----     -----    ------    -----
TOTAL:                      1,484   $280,781,933    100.00%     8.101%     648      $189,206    80.84%    45.14%    66.14%   12.47%
                            =====   ============    ======     ======      ===      ========    =====     =====    ======    =====

AMORTIZATION TYPE

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
AMORTIZATION TYPE           LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------         --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing              372   $ 43,171,363     15.38%    8.544%      627      $116,052    82.62%    42.15%    84.74%    0.00%
Balloon                     1,009    202,592,190     72.15     8.155       645       200,785    80.79     45.60     65.70     0.00
60 Month Interest-Only         97     33,756,031     12.02     7.220       691       348,000    78.89     45.97     43.72   100.00
120 Month Interest-Only         6      1,262,350      0.45     7.973       636       210,392    79.34     51.45    100.00   100.00
                            -----   ------------    ------     -----       ---      --------    -----     -----    ------   ------
TOTAL:                      1,484   $280,781,933    100.00%    8.101%      648      $189,206    80.84%    45.14%    66.14%   12.47%
                            =====   ============    ======     =====       ===      ========    =====     =====    ======   ======

ADJUSTMENT TYPE

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE             LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------------           --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
ARM                           699   $190,047,289     67.69%    7.753%      661      $271,885    79.66%    45.41%    53.95%   17.76%
Fixed Rate                    785     90,734,644     32.31     8.831       620       115,586    83.30     44.58     91.67     1.39
                            -----   ------------    ------     -----       ---      --------    -----     -----     -----    -----
TOTAL:                      1,484   $280,781,933    100.00%    8.101%      648      $189,206    80.84%    45.14%    66.14%   12.47%
                            =====   ============    ======     =====       ===      ========    =====     =====     =====    =====

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-6
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
GEOGRAPHIC                MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DISTRIBUTION                LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------              --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Alabama                         6   $    479,899      0.17%    9.042%      613      $ 79,983    77.60%    41.55%    81.01%    0.00%
Arizona                        39      8,169,427      2.91     8.175       628       209,472    79.70     40.74     86.79     4.90
Arkansas                       12        911,535      0.32     9.159       622        75,961    82.95     39.75     84.77     0.00
California                    366    113,713,956     40.50     7.726       665       310,694    79.08     47.09     51.72    24.12
Colorado                       67      9,652,905      3.44     8.064       631       144,073    81.87     45.01     84.21     1.16
Connecticut                     1        224,037      0.08     8.375       676       224,037    80.00     37.78      0.00     0.00
Florida                       158     27,055,077      9.64     8.107       646       171,235    79.59     43.58     56.87     8.84
Georgia                        63      7,980,581      2.84     8.949       617       126,676    86.67     44.06     96.33     0.00
Idaho                          52      6,823,439      2.43     8.386       628       131,220    80.72     43.77     73.41     1.58
Illinois                       17      3,139,555      1.12     9.151       617       184,680    86.48     47.42     82.09     0.00
Indiana                        10      1,177,539      0.42     8.500       579       117,754    84.18     37.12    100.00     0.00
Iowa                            7        419,108      0.15     9.365       586        59,873    79.08     40.22     88.02     0.00
Kansas                         20      2,516,487      0.90     8.454       634       125,824    83.82     41.00     85.09     0.00
Kentucky                       25      1,857,572      0.66     8.834       610        74,303    86.18     39.45     91.72     0.00
Maine                           2        159,028      0.06     8.172       730        79,514    78.02     28.84     60.38     0.00
Maryland                       16      4,154,119      1.48     8.529       631       259,632    81.42     48.46     70.50     0.00
Massachusetts                  21      5,300,514      1.89     8.726       654       252,405    83.34     46.44     89.51     0.00
Michigan                       37      4,574,518      1.63     8.467       637       123,636    83.45     39.75     76.88     0.00
Minnesota                      14      2,713,710      0.97     8.001       629       193,836    80.95     41.86     78.26     0.00
Mississippi                     2        164,255      0.06     9.330       574        82,127    80.72     45.23    100.00     0.00
Missouri                       21      1,855,573      0.66     8.659       619        88,361    80.96     41.91     91.68     6.86
Nebraska                        6        576,800      0.21     8.832       618        96,133    86.10     37.39    100.00    14.98
Nevada                         32      6,905,224      2.46     8.341       652       215,788    83.27     48.38     77.83     4.10
New Jersey                     11      2,195,462      0.78     8.488       635       199,587    84.00     43.00    100.00     8.42
North Carolina                 39      4,299,299      1.53     8.902       612       110,238    85.91     41.70     99.19     0.00
Ohio                           98     11,467,320      4.08     8.373       630       117,013    84.36     42.74     80.83     1.52
Oklahoma                       12      1,077,803      0.38     8.706       614        89,817    83.88     38.31     90.05     0.00
Oregon                         47      9,575,887      3.41     8.277       650       203,742    80.97     46.98     75.36     8.46
Pennsylvania                   29      2,935,494      1.05     8.193       636       101,224    80.76     42.30     70.98     3.40
Rhode Island                    2        303,543      0.11     8.710       660       151,772    83.66     53.87    100.00     0.00
South Carolina                  6        661,231      0.24     8.342       629       110,205    82.89     36.41    100.00    19.77
Tennessee                      66      6,904,426      2.46     8.204       615       104,613    80.41     44.27     97.94     8.92
Utah                           23      2,566,406      0.91     8.558       643       111,583    85.57     41.09     80.36     0.00
Virginia                       19      2,933,230      1.04     8.460       622       154,381    81.09     44.02     95.91     0.00
Washington                    114     23,129,868      8.24     8.156       655       202,894    81.43     45.00     54.36     8.94
Wisconsin                      15      1,467,031      0.52     8.698       609        97,802    81.51     38.54    100.00     0.00
Wyoming                         9        740,078      0.26     8.564       611        82,231    82.44     36.19     79.70     0.00
                            -----   ------------    ------     -----       ---      --------    -----     -----    ------    -----
TOTAL:                      1,484   $280,781,933    100.00%    8.101%      648      $189,206    80.84%    45.14%    66.14%   12.47%
                            =====   ============    ======     =====       ===      ========    =====     =====    ======    =====

No more than approximately 0.63% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-6
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL         MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------      --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                  7   $    622,010      0.22%     7.755%     597      $ 88,859    42.99%    47.50%   100.00%    0.00%
50.01% to 55.00%                5        533,600      0.19      8.075      564       106,720    53.66     40.33    100.00     0.00
55.01% to 60.00%                4        823,900      0.29      7.424      625       205,975    57.41     49.07     57.52     0.00
60.01% to 65.00%               15      3,688,700      1.31      7.545      588       245,913    62.13     39.96    100.00     0.00
65.01% to 70.00%               22      6,163,097      2.19      7.721      616       280,141    68.59     40.53     87.18     0.00
70.01% to 75.00%              262     66,350,024     23.63      7.606      651       253,244    74.91     45.80     61.07    13.12
75.01% to 80.00%              675    157,270,982     56.01      7.724      658       232,994    79.91     45.63     60.56    16.37
80.01% to 85.00%               36      4,694,389      1.67      8.941      586       130,400    84.37     40.47     81.85     0.00
85.01% to 90.00%               18      4,082,330      1.45      8.619      631       226,796    89.32     41.56     86.11    13.89
90.01% to 95.00%               17      1,943,344      0.69     10.022      599       114,314    94.89     41.12    100.00     0.00
95.01% to 100.00%             423     34,609,557     12.33     10.635      623        81,819    99.99     44.24     86.54     0.00
                            -----   ------------    ------     ------      ---      --------    -----     -----    ------    -----
TOTAL:                      1,484   $280,781,933    100.00%     8.101%     648      $189,206    80.84%    45.14%    66.14%   12.47%
                            =====   ============    ======     ======      ===      ========    =====     =====    ======    =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 33.43% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 7.53% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.66%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 22.16%.

COMBINED LOAN-TO-VALUE RATIOS

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF COMBINED         MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------      --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                  7   $    622,010      0.22%    7.755%      597      $ 88,859    42.99%    47.50%   100.00%    0.00%
50.01% to 55.00%                5        533,600      0.19     8.075       564       106,720    53.66     40.33    100.00     0.00
55.01% to 60.00%                4        823,900      0.29     7.424       625       205,975    57.41     49.07     57.52     0.00
60.01% to 65.00%               15      3,688,700      1.31     7.545       588       245,913    62.13     39.96    100.00     0.00
65.01% to 70.00%               20      5,748,386      2.05     7.698       610       287,419    68.49     39.98     92.57     0.00
70.01% to 75.00%               17      3,390,717      1.21     7.893       615       199,454    73.49     45.27     89.82    13.21
75.01% to 80.00%               49     11,675,047      4.16     8.068       620       238,266    79.06     43.09     85.30     9.97
80.01% to 85.00%               37      5,155,862      1.84     8.756       596       139,348    83.98     41.21     83.47     0.00
85.01% to 90.00%               29      8,502,746      3.03     8.307       636       293,198    83.00     44.69     71.51    14.24
90.01% to 95.00%               42     11,021,849      3.93     7.971       650       262,425    81.75     45.54     75.26    21.99
95.01% to 100.00%           1,259    229,619,116     81.78     8.113       653       182,382    81.70     45.53     62.44    12.97
                            -----   ------------    ------     -----       ---      --------    -----     -----    ------    -----
TOTAL:                      1,484   $280,781,933    100.00%    8.101%      648      $189,206    80.84%    45.14%    66.14%   12.47%
                            =====   ============    ======     =====       ===      ========    =====     =====    ======    =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 33.43% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 96.50%. This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 74.42% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.50%.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-6
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

DEBT-TO-INCOME RATIOS

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF DEBT-TO-         MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
INCOME RATIOS               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------         --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                 31   $  4,540,209      1.62%    8.557%      622      $146,458    84.26%    16.97%    89.17%    0.00%
20.01% to 25.00%               40      5,397,774      1.92     8.288       628       134,944    81.24     22.55     91.19     4.71
25.01% to 30.00%               56      8,804,442      3.14     8.156       631       157,222    79.42     27.60     78.40     5.25
30.01% to 35.00%              102     14,449,017      5.15     8.245       624       141,657    79.67     32.81     77.37    10.52
35.01% to 40.00%              167     29,353,030     10.45     8.147       650       175,767    81.21     37.83     70.41    11.17
40.01% to 45.00%              232     43,395,687     15.46     8.174       648       187,050    82.32     42.81     64.29    15.77
45.01% to 50.00%              423     92,406,335     32.91     8.030       660       218,455    80.12     48.07     45.31    15.42
50.01% to 55.00%              366     69,346,749     24.70     8.070       644       189,472    81.00     52.25     80.52    10.46
55.01% to 60.00%               67     13,088,690      4.66     8.002       631       195,354    80.24     55.49     94.61     8.80
                            -----   ------------    ------     -----       ---      --------    -----     -----     -----    -----
TOTAL:                      1,484   $280,781,933    100.00%    8.101%      648      $189,206    80.84%    45.14%    66.14%   12.47%
                            =====   ============    ======     =====       ===      ========    =====     =====     =====    =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 11.11% to 58.14% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 45.14%.

LOAN PURPOSE

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PURPOSE                LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------              --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Purchase                    1,250   $231,296,383     82.38%    8.124%      653      $185,037    81.60%    45.31%    61.79%   13.33%
Refinance - Cashout           204     43,826,151     15.61     8.029       623       214,834    77.23     44.19     84.72     9.27
Refinance - Rate Term          30      5,659,399      2.02     7.737       627       188,647    77.54     45.65    100.00     1.98
                            -----   ------------    ------     -----       ---      --------    -----     -----     -----    -----
TOTAL:                      1,484   $280,781,933    100.00%    8.101%      648      $189,206    80.84%    45.14%    66.14%   12.47%
                            =====   ============    ======     =====       ===      ========    =====     =====     =====    =====

PROPERTY TYPE

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PROPERTY TYPE               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Single Family               1,068   $197,219,116     70.24%    8.118%      646      $184,662    80.84%    45.10%    64.58%   12.25%
Planned Unit Development      283     56,501,528     20.12     8.081       645       199,652    81.16     44.94     76.07    11.82
Condominium                    86     14,199,026      5.06     8.058       667       165,105    79.51     44.84     47.93    12.33
Two- to Four-Family            47     12,862,263      4.58     7.991       668       273,665    80.78     46.93     66.58    18.82
                            -----   ------------    ------     -----       ---      --------    -----     -----     -----    -----
TOTAL:                      1,484   $280,781,933    100.00%    8.101%      648      $189,206    80.84%    45.14%    66.14%   12.47%
                            =====   ============    ======     =====       ===      ========    =====     =====     =====    =====

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-6
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

DOCUMENTATION

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DOCUMENTATION               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Full Documentation            980   $156,684,397     55.80%    8.153%      632      $159,882    81.36%    45.62%   100.00%    9.11%
No Income Verification        338     88,727,027     31.60     7.917       683       262,506    79.42     45.76      0.00    20.70
Full Documentation -
   Bank Statements            134     29,023,359     10.34     8.350       626       216,592    82.26     40.71    100.00     6.01
Limited Income
   Verification                32      6,347,150      2.26     8.277       645       198,348    81.21     44.79      0.00    10.00
                            -----   ------------    ------     -----       ---      --------    -----     -----    ------    -----
TOTAL:                      1,484   $280,781,933    100.00%    8.101%      648      $189,206    80.84%    45.14%    66.14%   12.47%
                            =====   ============    ======     =====       ===      ========    =====     =====    ======    =====

OCCUPANCY

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OCCUPANCY                   LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------                 --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Primary                     1,475   $279,569,950     99.57%    8.101%      648      $189,539    80.84%    45.13%    66.15%   12.53%
Investment                      9      1,211,983      0.43     8.299       677       134,665    80.79     48.49     64.51     0.00
                            -----   ------------    ------     -----       ---      --------    -----     -----     -----    -----
TOTAL:                      1,484   $280,781,933    100.00%    8.101%      648      $189,206    80.84%    45.14%    66.14%   12.47%
                            =====   ============    ======     =====       ===      ========    =====     =====     =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOANS AGE        MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
(MONTHS)                    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------        --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
0                             138   $ 29,704,684     10.58%     8.060%     647      $215,251     80.30%   44.20%    71.89%    9.40%
1                             873    173,030,483     61.62      8.023      651       198,202     80.52    44.73     61.22    14.81
2                             403     70,431,044     25.08      8.191      643       174,767     81.34    46.23     73.40     9.37
3                              48      6,146,217      2.19      8.801      622       128,046     82.19    49.25     91.82     0.00
4                              14        831,348      0.30     10.970      661        59,382     99.77    40.91     72.37     0.00
5                               5        341,666      0.12     11.031      633        68,333     99.99    50.17    100.00     0.00
6                               1        162,679      0.06     10.625      654       162,679    100.00    46.69      0.00     0.00
7                               1        111,932      0.04     11.500      597       111,932    100.00    44.13    100.00     0.00
8                               1         21,881      0.01      8.660      610        21,881    100.00    14.38    100.00     0.00
                            -----   ------------    ------      -----      ---      --------    ------    -----    ------    -----
TOTAL:                      1,484   $280,781,933    100.00%     8.101%     648      $189,206     80.84%   45.14%    66.14%   12.47%
                            =====   ============    ======      =====      ===      ========    ======    =====    ======    =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 month.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-6
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

ORIGINAL PREPAYMENT PENALTY TERM

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL PREPAYMENT       MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PENALTY TERM                LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------------       --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
None                          329   $ 41,297,353     14.71%    9.168%      632      $125,524    86.11%    44.73%    82.95%    2.85%
6 Months                        9      1,884,670      0.67     7.986       640       209,408    80.92     41.15     80.09     0.00
12 Months                      93     29,053,725     10.35     7.996       662       312,406    79.34     44.59     45.68    17.01
24 Months                     443    102,790,861     36.61     7.856       664       232,034    80.62     45.82     49.46    23.00
36 Months                     610    105,755,325     37.66     7.955       634       173,369    79.40     44.87     81.16     4.97
                            -----   ------------    ------     -----       ---      --------    -----     -----     -----    -----
TOTAL:                      1,484   $280,781,933    100.00%    8.101%      648      $189,206    80.84%    45.14%    66.14%   12.47%
                            =====   ============    ======     =====       ===      ========    =====     =====     =====    =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 28 months.

CREDIT SCORES

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
CREDIT SCORES               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
539 to 550                     25   $  3,251,281      1.16%    8.846%      544      $130,051    79.67%    37.02%   100.00%    0.00%
551 to 575                     78     11,739,103      4.18     8.615       565       150,501    79.81     42.63     96.36     0.00
576 to 600                    263     37,030,030     13.19     8.880       589       140,799    83.16     43.46     96.98     0.00
601 to 625                    291     45,137,055     16.08     8.517       613       155,110    82.34     44.95     92.63     2.45
626 to 650                    288     55,341,822     19.71     8.232       639       192,159    80.45     45.43     71.79     6.71
651 to 675                    235     46,224,366     16.46     8.136       662       196,699    80.71     46.38     48.62    14.73
676 to 700                    145     42,305,918     15.07     7.338       687       291,765    79.04     45.84     38.56    26.55
701 to 725                     90     22,183,556      7.90     7.309       711       246,484    80.30     45.77     40.02    31.89
726 to 750                     31      9,465,267      3.37     7.347       738       305,331    79.22     45.54     30.07    30.48
751 to 775                     30      6,148,465      2.19     7.128       764       204,949    79.99     45.59     36.86    22.55
776 to 795                      8      1,955,069      0.70     7.166       783       244,384    80.00     46.90     46.73    41.82
                            -----   ------------    ------     -----       ---      --------    -----     -----    ------    -----
TOTAL:                      1,484   $280,781,933    100.00%    8.101%      648      $189,206    80.84%    45.14%    66.14%   12.47%
                            =====   ============    ======     =====       ===      ========    =====     =====    ======    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 539 to 795 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 648.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-6
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GROSS MARGINS               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
4.501% to 5.000%               1    $    170,600      0.09%     5.875%     691      $170,600     74.99%   52.10%   100.00%  100.00%
5.001% to 5.500%              16       4,742,305      2.50      6.443      710       296,394     78.80    49.36    100.00    66.38
5.501% to 6.000%             113      35,794,852     18.83      6.890      691       316,769     78.05    45.13     62.05    36.59
6.001% to 6.500%             166      46,480,064     24.46      7.259      685       280,000     78.16    46.36     41.03    18.79
6.501% to 7.000%             166      47,235,826     24.85      7.861      650       284,553     78.57    45.63     61.32    13.21
7.001% to 7.500%             101      25,217,989     13.27      8.299      643       249,683     78.36    45.94     34.19     5.82
7.501% to 8.000%              74      17,974,779      9.46      8.773      624       242,902     81.66    43.75     45.52     5.01
8.001% to 8.500%              31       5,985,447      3.15      9.426      595       193,079     93.73    43.99     89.68     0.00
8.501% to 9.000%              29       6,122,928      3.22      9.773      594       211,135     94.39    38.95     79.78     0.00
9.001% to 9.500%               1         212,000      0.11     10.125      598       212,000    100.00    40.04    100.00     0.00
9.501% to 10.000%              1         110,500      0.06     10.750      602       110,500    100.00    54.88    100.00     0.00
                             ---    ------------    ------     ------      ---      --------    ------    -----    ------   ------
TOTAL:                       699    $190,047,289    100.00%     7.753%     661      $271,885     79.66%   45.41%    53.95%   17.76%
                             ===    ============    ======     ======      ===      ========    ======    =====    ======   ======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.875% per annum to 9.750% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.750% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF MAXIMUM          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
----------------          --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
11.501% to 12.000%             1    $    170,600      0.09%     5.875%     691      $170,600     74.99%   52.10%   100.00%  100.00%
12.001% to 12.500%            16       4,742,305      2.50      6.443      710       296,394     78.80    49.36    100.00    66.38
12.501% to 13.000%           130      42,068,775     22.14      6.885      693       323,606     78.13    45.89     56.76    35.09
13.001% to 13.500%           156      43,324,391     22.80      7.314      678       277,720     78.12    46.26     46.30    16.31
13.501% to 14.000%           160      44,313,401     23.32      7.834      653       276,959     78.25    45.33     55.47    14.08
14.001% to 14.500%            96      23,995,757     12.63      8.318      643       249,956     78.71    45.41     39.12     6.11
14.501% to 15.000%            70      16,673,361      8.77      8.760      624       238,191     80.88    44.07     43.41     5.40
15.001% to 15.500%            29       5,495,673      2.89      9.279      602       189,506     91.16    42.76     80.98     0.00
15.501% to 16.000%            35       7,855,707      4.13      9.778      596       224,449     93.59    40.69     84.24     0.00
16.001% to 16.500%             3         607,920      0.32     10.247      583       202,640    100.00    36.22    100.00     0.00
16.501% to 17.000%             3         799,400      0.42     10.750      601       266,467    100.00    53.28    100.00     0.00
                             ---    ------------    ------     ------      ---      --------    ------    -----    ------   ------
TOTAL:                       699    $190,047,289    100.00%     7.753%     661      $271,885     79.66%   45.41%    53.95%   17.76%
                             ===    ============    ======     ======      ===      ========    ======    =====    ======   ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.875% per annum to 16.750% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.753% per annum.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-6
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
NEXT RATE                 MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT DATE             LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------------           --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
June 2008                      4    $  1,557,009      0.82%    7.919%      656      $389,252    75.39%    47.60%   100.00%    0.00%
July 2008                     73      21,569,103     11.35     7.670       664       295,467    78.27     46.10     54.07    29.70
August 2008                  306      90,089,264     47.40     7.652       667       294,409    79.46     45.09     42.11    24.20
September 2008                48      13,638,285      7.18     7.906       661       284,131    80.15     44.67     52.28    11.64
June 2009                      5       2,237,251      1.18     7.777       602       447,450    78.66     51.77     94.64     0.00
July 2009                     63      15,226,422      8.01     7.842       639       241,689    79.83     46.83     75.95     0.00
August 2009                  142      33,045,695     17.39     8.051       650       232,716    81.43     44.96     65.88     2.79
September 2009                16       4,048,801      2.13     8.018       657       253,050    80.53     46.20     71.49     0.00
July 2011                     10       1,550,786      0.82     7.622       664       155,079    77.13     42.68     73.56    12.64
August 2011                   23       4,851,859      2.55     7.290       702       210,950    78.48     47.76     65.62    37.02
September 2011                 5       1,335,315      0.70     7.092       703       267,063    78.74     43.96     77.91    78.71
August 2013                    4         897,500      0.47     7.344       690       224,375    76.47     35.44     60.17     0.00
                             ---    ------------    ------     -----       ---      --------    -----     -----    ------    -----
TOTAL:                       699    $190,047,289    100.00%    7.753%      661      $271,885    79.66%    45.41%    53.95%   17.76%
                             ===    ============    ======     =====       ===      ========    =====     =====    ======    =====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-6

                             ASSUMED MORTGAGE POOLS

                        GROUP I FIXED RATE MORTGAGE LOANS

                                                          ORIGINAL      REMAINING                                  ORIGINAL
                                                        AMORTIZATION  AMORTIZATION                                 MONTHS TO
                            NET    ORIGINAL  REMAINING   TERM (LESS    TERM (LESS      ORIGINAL      REMAINING    PREPAYMENT
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM      IO TERM)      IO TERM)    INTEREST-ONLY  INTEREST-ONLY    PENALTY
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    TERM (MONTHS)  TERM (MONTHS)  EXPIRATION
 -----------   --------  --------  --------  ---------  ------------  ------------  -------------  -------------  ----------
   138,600.00    8.250     7.740      360       359          480           479             0              0           36
 5,069,184.92    8.472     7.962      360       359          540           539             0              0           36
 2,902,209.88    8.665     8.155      360       359          360           359             0              0           36
    93,600.00    8.125     7.615      360       359          240           240           120            119           36
    60,500.00    8.500     7.990      360       359          540           539             0              0           24
   750,420.45    8.220     7.710      360       359          540           539             0              0           36
   644,209.74    7.955     7.445      360       359          360           359             0              0           36
   202,813.77    8.510     8.000      360       358          360           358             0              0           36
   147,965.47    7.375     6.865      360       358          540           538             0              0           36
    92,500.00    8.625     8.115      360       359          540           539             0              0           12
    92,820.64    7.500     6.990      360       360          540           540             0              0           36
   518,252.35    8.925     8.415      360       359          360           359             0              0           36
   292,000.00    8.696     8.186      360       359          480           479             0              0           36
   285,000.00    8.250     7.740      360       359          540           539             0              0           12
   652,102.45    8.415     7.905      360       359          540           539             0              0           24
11,037,970.48    7.984     7.474      360       359          540           539             0              0           36
    50,000.00    8.875     8.365      180       179          180           179             0              0           36
    83,868.12    8.625     8.115      240       238          240           238             0              0           36
   845,247.08    8.068     7.558      360       359          360           359             0              0           12
   292,894.70    8.174     7.664      360       358          360           358             0              0           24
 6,457,263.30    8.135     7.625      360       359          360           359             0              0           36
   218,000.00    8.125     7.615      360       359          240           240           120            119           36

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-6

                  GROUP I FIXED RATE MORTGAGE LOANS (CONTINUED)

                                                         ORIGINAL      REMAINING                                  ORIGINAL
                                                       AMORTIZATION  AMORTIZATION                                 MONTHS TO
                           NET    ORIGINAL  REMAINING   TERM (LESS    TERM (LESS      ORIGINAL      REMAINING    PREPAYMENT
   CURRENT    MORTGAGE  MORTGAGE    TERM       TERM      IO TERM)      IO TERM)    INTEREST-ONLY  INTEREST-ONLY    PENALTY
 BALANCE ($)   RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    TERM (MONTHS)  TERM (MONTHS)  EXPIRATION
------------  --------  --------  --------  ---------  ------------  ------------  -------------  -------------  ----------
   97,000.00    9.875     9.365      360       359          480           479            0              0            36
  654,750.00    9.156     8.646      360       359          540           539            0              0            36
  168,000.00    7.750     7.240      360       359          360           359            0              0            36
1,110,342.14    8.782     8.272      360       359          540           539            0              0             0
  852,303.34    8.575     8.065      360       358          360           358            0              0             0
   25,954.06   11.125    10.615      180       174          360           354            0              0            36
  102,592.13   12.136    11.626      360       358          480           478            0              0            24
  118,055.00   13.026    12.516      360       359          480           479            0              0            36
   20,000.00   12.250    11.740      360       359          360           359            0              0            24
   66,381.26   11.946    11.436      360       358          360           358            0              0            36
   19,996.16   11.625    11.115      360       357          480           477            0              0            24
   22,427.05   11.250    10.740      360       356          360           356            0              0            36
   78,044.83   11.770    11.260      360       357          360           357            0              0            24
   60,400.00   11.755    11.245      180       179          360           359            0              0            24
  481,558.01   10.844    10.334      360       358          480           478            0              0            24
  180,059.09   11.311    10.801      360       358          480           478            0              0            36
  118,743.11   10.403     9.893      360       358          360           358            0              0            24
   93,937.64   11.684    11.174      360       358          480           478            0              0            36
   42,774.74    8.625     8.115      360       358          360           358            0              0            36
   33,700.00   12.625    12.115      180       179          360           359            0              0             0
1,101,980.16   11.545    11.035      360       358          480           478            0              0             0
  438,522.98   11.112    10.602      360       358          360           358            0              0             0

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-6

                       GROUP II FIXED RATE MORTGAGE LOANS

                                                          ORIGINAL      REMAINING                                  ORIGINAL
                                                        AMORTIZATION  AMORTIZATION                                 MONTHS TO
                            NET    ORIGINAL  REMAINING   TERM (LESS    TERM (LESS      ORIGINAL      REMAINING    PREPAYMENT
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM      IO TERM)      IO TERM)    INTEREST-ONLY  INTEREST-ONLY    PENALTY
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    TERM (MONTHS)  TERM (MONTHS)  EXPIRATION
------------   --------  --------  --------  ---------  ------------  ------------  -------------  -------------  ----------
   179,151.84    8.227     7.717      360       358          480           478             0              0           36
 5,910,003.02    8.352     7.842      360       359          540           539             0              0           36
 3,976,369.47    8.467     7.957      360       359          360           359             0              0           36
   128,000.00    9.375     8.865      360       359          480           479             0              0           36
   895,239.09    8.651     8.141      360       359          540           539             0              0           36
    67,877.20    7.500     6.990      240       238          240           238             0              0           36
   101,944.17    8.990     8.480      360       358          360           358             0              0           24
   644,445.68    8.756     8.246      360       359          360           359             0              0           36
   325,586.28    8.316     7.806      360       359          540           539             0              0           36
   523,317.59    8.447     7.937      360       358          360           358             0              0           36
   308,000.00    7.823     7.313      360       359          540           539             0              0           36
    73,350.00    9.875     9.365      360       359          480           479             0              0           12
   414,386.46    8.755     8.245      360       359          540           539             0              0           36
   895,770.09    8.197     7.687      360       359          360           359             0              0           36
   586,316.00    8.479     7.969      360       359          480           479             0              0           36
 2,320,719.18    8.074     7.564      360       359          540           539             0              0           12
 1,623,348.82    8.221     7.711      360       359          540           539             0              0           24
27,846,045.78    7.776     7.266      360       359          540           539             0              0           36
    75,000.00    8.375     7.865      180       179          180           179             0              0           24
    50,182.79    8.875     8.365      180       180          180           180             0              0           36
   102,191.72    7.125     6.615      240       240          240           240             0              0           36
   437,323.08    8.390     7.880      360       360          360           360             0              0           12
   575,682.53    7.825     7.315      360       358          360           358             0              0           24
13,331,772.57    8.011     7.501      360       359          360           359             0              0           36
   400,250.00    8.375     7.865      360       359          240           240           120            119           24
   862,100.00    7.787     7.277      360       359          240           240           120            119           36
 1,052,166.89    7.788     7.278      360       359          540           539             0              0           36
   318,109.58    7.969     7.459      360       359          360           359             0              0           36
 3,418,432.07    8.488     7.978      360       359          540           539             0              0            0

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-6

                 GROUP II FIXED RATE MORTGAGE LOANS (CONTINUED)

                                                         ORIGINAL      REMAINING                                  ORIGINAL
                                                       AMORTIZATION  AMORTIZATION                                 MONTHS TO
                           NET    ORIGINAL  REMAINING   TERM (LESS    TERM (LESS      ORIGINAL      REMAINING    PREPAYMENT
   CURRENT    MORTGAGE  MORTGAGE    TERM       TERM      IO TERM)      IO TERM)    INTEREST-ONLY  INTEREST-ONLY    PENALTY
 BALANCE ($)   RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    TERM (MONTHS)  TERM (MONTHS)  EXPIRATION
------------  --------  --------  --------  ---------  ------------  ------------  -------------  -------------  ----------
   50,000.00    9.625     9.115      180       179          180           179            0              0             0
2,090,435.89    8.864     8.354      360       359          360           359            0              0             0
   19,988.50   12.000    11.490      180       177          360           357            0              0            36
   89,232.37   11.271    10.761      360       358          480           478            0              0            24
   92,822.80   11.925    11.415      360       358          480           478            0              0            36
   99,567.06   11.967    11.457      360       358          360           358            0              0            24
   81,453.25   12.382    11.872      360       359          360           359            0              0            36
  189,050.00   12.561    12.051      360       359          480           479            0              0            24
   40,200.00   12.125    11.615      360       359          360           359            0              0            24
   66,500.00   12.711    12.201      360       359          360           359            0              0            24
   37,600.00   12.125    11.615      360       359          360           359            0              0            12
   61,200.00   10.375     9.865      360       359          480           479            0              0            36
   69,165.52   11.768    11.258      360       358          360           358            0              0            24
  136,552.23   12.196    11.686      360       359          360           359            0              0            36
   44,951.37   11.000    10.490      180       176          360           356            0              0            12
  512,114.02   10.882    10.372      180       177          360           357            0              0            24
   48,220.00   10.375     9.865      180       179          360           359            0              0            36
  704,210.63   11.580    11.070      360       357          480           477            0              0            12
5,105,505.69   11.331    10.821      360       359          480           479            0              0            24
2,509,863.07   11.570    11.060      360       358          480           478            0              0            36
  386,636.49   10.514    10.004      360       359          360           359            0              0            12
1,287,923.29   10.761    10.251      360       358          360           358            0              0            24
  608,618.95    9.961     9.451      360       358          360           358            0              0            36
   44,853.51    8.625     8.115      180       178          360           358            0              0            36
   58,710.14   11.250    10.740      360       357          360           357            0              0            36
  492,106.70   11.594    11.084      180       178          360           358            0              0             0
5,894,081.79   11.411    10.901      360       358          480           478            0              0             0
   65,908.25   11.576    11.066      240       238          240           238            0              0             0
2,404,090.24   11.701    11.191      360       358          360           358            0              0             0

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-6

                     GROUP I ADJUSTABLE RATE MORTGAGE LOANS


                                                           ORIGINAL        REMAINING    ORIGINAL  REMAINING
                                                         AMORTIZATION    AMORTIZATION   INTEREST   INTEREST
                            NET    ORIGINAL  REMAINING       TERM             TERM        ONLY       ONLY
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO TERM)  (LESS IO TERM)    TERM       TERM
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)     (MONTHS)   (MONTHS)
-------------  --------  --------  --------  ---------  --------------  --------------  --------  ---------
    99,017.40    9.625     9.115      360       360           480             480           0          0
   192,600.00    9.261     8.751      360       359           480             479           0          0
   465,473.84    9.100     8.590      360       359           540             539           0          0
 2,368,363.43    8.470     7.960      360       359           540             539           0          0
 1,541,801.61    9.204     8.694      360       359           360             359           0          0
 1,449,504.48    8.833     8.323      360       359           360             359           0          0
    69,000.00   10.750    10.240      360       359           480             479           0          0
 2,161,882.00    8.489     7.979      360       359           540             539           0          0
   625,751.31    8.751     8.241      360       359           360             359           0          0
   175,000.00    9.054     8.544      360       359           300             300          60         59
   136,000.00    7.875     7.365      360       358           300             300          60         58
   298,786.72    9.018     8.508      360       359           480             479           0          0
 1,028,521.60    7.876     7.366      360       359           540             539           0          0
 1,004,420.47    7.839     7.329      360       359           360             359           0          0
   168,000.00    6.875     6.365      360       359           540             539           0          0
   614,462.58    8.093     7.583      360       359           540             539           0          0
   138,673.01    8.375     7.865      360       360           540             540           0          0
   178,200.00    9.000     8.490      360       359           360             359           0          0
   254,972.74    8.649     8.139      360       359           540             539           0          0
    98,790.00    7.750     7.240      360       359           540             539           0          0
   374,631.31    8.122     7.612      360       359           360             359           0          0
    97,500.00    8.750     8.240      360       359           360             359           0          0
    82,740.36    9.500     8.990      360       360           360             360           0          0
    55,984.53    8.125     7.615      360       358           480             478           0          0
 1,924,739.97    8.062     7.552      360       358           480             478           0          0
 3,424,347.84    7.908     7.398      360       359           540             539           0          0
25,219,318.47    7.899     7.389      360       359           540             539           0          0
   345,793.81    7.524     7.014      360       358           540             538           0          0

                                                                            NUMBER OF
                                                                              MONTHS               ORIGINAL
                          INITIAL                                   RATE    UNTIL NEXT             MONTHS TO
                           RATE                                    CHANGE      RATE               PREPAYMENT
   CURRENT       GROSS    CHANGE   PERIODIC  MAXIMUM   MINIMUM   FREQUENCY  ADJUSTMENT              PENALTY
 BALANCE ($)   MARGIN(%)   CAP(%)    CAP(%)   RATE(%)   RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
-------------  ---------  -------  --------  --------  --------  ---------  ----------  --------  ----------
    99,017.40    7.625     3.000     1.000    15.625     9.625       12         24      6M LIBOR      24
   192,600.00    8.261     3.000     1.000    15.261     9.261       12         23      6M LIBOR      36
   465,473.84    7.980     3.000     1.000    15.100     9.100       12         23      6M LIBOR      24
 2,368,363.43    7.452     3.000     1.000    14.470     8.470       12         23      6M LIBOR      36
 1,541,801.61    8.175     3.000     1.000    15.204     9.204        6         23      6M LIBOR      24
 1,449,504.48    7.758     3.000     1.000    14.833     8.833        6         23      6M LIBOR      36
    69,000.00    9.750     3.000     1.000    16.750    10.750       12         35      6M LIBOR      36
 2,161,882.00    7.489     3.000     1.000    14.489     8.489       12         35      6M LIBOR      36
   625,751.31    7.751     3.000     1.000    14.751     8.751        6         35      6M LIBOR      36
   175,000.00    8.054     3.000     1.000    15.054     9.054        6         23      6M LIBOR      36
   136,000.00    6.875     3.000     1.000    13.875     7.875        6         34      6M LIBOR      36
   298,786.72    7.848     3.000     1.000    15.018     9.018       12         23      6M LIBOR      24
 1,028,521.60    6.876     3.000     1.000    13.876     7.876       12         23      6M LIBOR      24
 1,004,420.47    6.839     3.000     1.000    13.839     7.839        6         23      6M LIBOR      24
   168,000.00    5.875     3.000     1.000    12.875     6.875       12         35      6M LIBOR      12
   614,462.58    7.093     3.000     1.000    14.093     8.093       12         35      6M LIBOR      36
   138,673.01    7.375     3.000     1.000    14.375     8.375       12         36      6M LIBOR      36
   178,200.00    8.000     3.000     1.000    15.000     9.000        6         35      6M LIBOR      36
   254,972.74    7.485     3.000     1.000    14.649     8.649       12         23      6M LIBOR      24
    98,790.00    6.750     3.000     1.000    13.750     7.750       12         23      6M LIBOR      36
   374,631.31    7.122     3.000     1.000    14.122     8.122        6         23      6M LIBOR      24
    97,500.00    7.750     3.000     1.000    14.750     8.750        6         35      6M LIBOR      36
    82,740.36    8.500     3.000     1.000    15.500     9.500        6         36      6M LIBOR       6
    55,984.53    7.125     3.000     1.000    14.125     8.125       12         22      6M LIBOR      12
 1,924,739.97    7.005     3.000     1.000    14.062     8.062       12         22      6M LIBOR      24
 3,424,347.84    6.908     3.000     1.000    13.908     7.908       12         23      6M LIBOR      12
25,219,318.47    6.897     3.000     1.000    13.899     7.899       12         23      6M LIBOR      24
   345,793.81    6.524     3.000     1.000    13.524     7.524       12         22      6M LIBOR      36

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-6

               GROUP I ADJUSTABLE RATE MORTGAGE LOANS (CONTINUED)


                                                            ORIGINAL       REMAINING    ORIGINAL  REMAINING
                                                         AMORTIZATION    AMORTIZATION   INTEREST  INTEREST
                            NET    ORIGINAL  REMAINING       TERM             TERM        ONLY       ONLY
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO TERM)  (LESS IO TERM)    TERM       TERM
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)     (MONTHS)   (MONTHS)
-------------  --------  --------  --------  ---------  --------------  --------------  --------  ---------
   495,575.17    8.781     8.271      360        359          540             539            0         0
   241,250.00    9.168     8.658      360        359          360             359            0         0
 4,687,650.07    8.058     7.548      360        359          360             359            0         0
 1,011,330.06    8.486     7.976      360        359          360             359            0         0
   505,305.03    8.669     8.159      360        359          480             479            0         0
   373,555.32    7.034     6.524      360        358          540             538            0         0
   711,450.00    7.634     7.124      360        359          540             539            0         0
20,624,436.04    7.745     7.235      360        359          540             539            0         0
   219,185.40    8.476     7.966      360        359          540             539            0         0
   841,277.79    7.854     7.344      360        359          360             359            0         0
 1,163,448.00    7.460     6.950      360        359          300             300           60        59
 2,615,850.00    7.350     6.840      360        359          300             300           60        59
   164,749.17    7.750     7.240      360        358          300             300           60        58
 1,063,900.00    6.895     6.385      360        359          300             300           60        59
   105,370.00    7.000     6.490      360        359          540             539            0         0
   402,640.00    8.369     7.859      360        359          540             539            0         0
   574,535.41    8.248     7.738      360        359          540             539            0         0
   745,036.23    7.433     6.923      360        359          540             539            0         0
   348,720.00    7.033     6.523      360        359          300             300           60        59
   435,972.02    8.870     8.360      360        359          480             479            0         0
 2,817,402.89    8.597     8.087      360        359          540             539            0         0
 1,626,493.42    8.762     8.252      360        359          360             359            0         0
   132,500.00    9.750     9.240      360        359          480             479            0         0
18,957,371.63    8.660     8.150      360        359          540             539            0         0
 4,294,732.76    8.788     8.278      360        358          360             358            0         0
   102,400.00    8.500     7.990      360        358          300             300           60        58
   568,000.00    7.356     6.846      360        359          300             300           60        59

                                                                             NUMBER OF
                                                                               MONTHS              ORIGINAL
                          INITIAL                                   RATE    UNTIL NEXT             MONTHS TO
                            RATE                                   CHANGE      RATE               PREPAYMENT
   CURRENT       GROSS     CHANGE  PERIODIC  MAXIMUM   MINIMUM   FREQUENCY  ADJUSTMENT              PENALTY
 BALANCE ($)   MARGIN(%)   CAP(%)    CAP(%)   RATE(%)   RATE(%)   (MONTHS)      DATE      INDEX   EXPIRATION
-------------  ---------  -------  --------  --------  --------  ---------  ----------  --------  ----------
   495,575.17    7.781     3.000     1.000    14.781    8.781       12          23      6M LIBOR        6
   241,250.00    8.168     3.000     1.000    15.168    9.168        6          23      6M LIBOR       12
 4,687,650.07    6.985     3.000     1.000    14.058    8.058        6          23      6M LIBOR       24
 1,011,330.06    7.486     3.000     1.000    14.486    8.486        6          23      6M LIBOR        6
   505,305.03    7.669     3.000     1.000    14.669    8.669       12          35      6M LIBOR       36
   373,555.32    6.034     3.000     1.000    13.034    7.034       12          34      6M LIBOR       12
   711,450.00    6.634     3.000     1.000    13.634    7.634       12          35      6M LIBOR       24
20,624,436.04    6.753     3.000     1.000    13.745    7.745       12          35      6M LIBOR       36
   219,185.40    7.476     3.000     1.000    14.476    8.476       12          35      6M LIBOR        6
   841,277.79    6.854     3.000     1.000    13.854    7.854        6          35      6M LIBOR       36
 1,163,448.00    6.460     3.000     1.000    13.460    7.460        6          23      6M LIBOR       12
 2,615,850.00    6.385     3.000     1.000    13.350    7.350        6          23      6M LIBOR       24
   164,749.17    6.750     3.000     1.000    13.750    7.750        6          34      6M LIBOR       12
 1,063,900.00    5.895     3.000     1.000    12.895    6.895        6          35      6M LIBOR       36
   105,370.00    6.000     3.000     1.000    13.000    7.000       12          23      6M LIBOR       36
   402,640.00    7.369     3.000     1.000    14.369    8.369       12          23      6M LIBOR       24
   574,535.41    7.248     3.000     1.000    14.248    8.248       12          23      6M LIBOR       36
   745,036.23    6.433     3.000     1.000    13.433    7.433       12          35      6M LIBOR       36
   348,720.00    6.033     3.000     1.000    13.033    7.033        6          23      6M LIBOR       36
   435,972.02    7.870     3.000     1.000    14.870    8.870       12          23      6M LIBOR        0
 2,817,402.89    7.569     3.000     1.000    14.597    8.597       12          23      6M LIBOR        0
 1,626,493.42    7.322     3.000     1.000    14.762    8.762        6          23      6M LIBOR        0
   132,500.00    8.750     3.000     1.000    15.750    9.750       12          35      6M LIBOR        0
18,957,371.63    7.387     3.000     1.000    14.660    8.660       12          35      6M LIBOR        0
 4,294,732.76    7.755     3.000     1.000    14.788    8.788        6          34      6M LIBOR        0
   102,400.00    7.500     3.000     1.000    14.500    8.500        6          22      6M LIBOR        0
   568,000.00    6.060     3.000     1.000    13.356    7.356        6          35      6M LIBOR        0

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-6

                     GROUP II ADJUSTABLE RATE MORTGAGE LOANS

                                                          ORIGINAL      REMAINING   ORIGINAL  REMAINING
                                                        AMORTIZATION  AMORTIZATION  INTEREST   INTEREST
                            NET    ORIGINAL  REMAINING   TERM (LESS    TERM (LESS     ONLY       ONLY
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM      IO TERM)       IO TERM)     TERM       TERM      GROSS
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)  (MONTHS)     (MONTHS)      (MONTHS)    (MONTHS)  (MONTHS)   MARGIN(%)
-------------  --------  --------  --------  ---------  ------------  ------------  --------  ---------  ---------
   351,855.26    7.750     7.240      360       358          480           478          0         0        6.750
   106,375.52    8.750     8.240      360       358          480           478          0         0        7.750
   145,491.57    9.508     8.998      360       358          540           538          0         0        8.508
 2,470,952.25    8.591     8.081      360       359          540           539          0         0        7.490
   475,500.11    6.625     6.115      360       358          360           358          0         0        5.625
   371,555.42    8.577     8.067      360       359          360           359          0         0        7.577
   225,240.00    8.063     7.553      360       359          360           359          0         0        7.063
   190,329.97    7.125     6.615      360       358          480           478          0         0        6.125
   910,281.02    7.839     7.329      360       359          540           539          0         0        6.839
   216,111.12    9.250     8.740      360       360          360           360          0         0        8.250
   120,800.00    7.375     6.865      360       359          360           359          0         0        6.375
   174,330.00    7.500     6.990      360       358          300           300         60        58        6.500
   823,768.06    7.647     7.137      360       359          540           539          0         0        6.647
   394,450.00    7.186     6.676      360       359          360           359          0         0        6.186
 1,166,302.66    8.146     7.636      360       358          540           538          0         0        7.146
   127,200.00    7.750     7.240      360       359          300           300         60        59        6.750
   723,584.66    8.061     7.551      360       359          540           539          0         0        7.061
   207,811.97    6.500     5.990      360       358          360           358          0         0        5.500
   191,972.94    8.875     8.365      360       358          540           538          0         0        7.875
   199,740.15    7.125     6.615      360       358          360           358          0         0        6.125
   126,654.71    8.500     7.990      360       358          540           538          0         0        7.500
   318,900.00    6.625     6.115      360       359          300           300         60        59        5.625
   109,575.39    7.490     6.980      360       358          540           538          0         0        6.490
   624,950.00    9.077     8.567      360       359          480           479          0         0        7.662
 1,425,998.35    7.528     7.018      360       358          480           478          0         0        6.528
16,416,632.19    7.930     7.420      360       359          540           539          0         0        6.940
58,023,227.14    7.650     7.140      360       359          540           539          0         0        6.680
 1,620,577.21    7.923     7.413      360       359          540           539          0         0        6.993
   134,000.00    7.000     6.490      360       359          540           539          0         0        6.000
   979,159.22    8.660     8.150      360       359          360           359          0         0        7.584
 5,468,283.45    8.005     7.495      360       359          360           359          0         0        6.979

                                                                NUMBER OF
                                                                 MONTHS               ORIGINAL
               INITIAL                                 RATE    UNTIL NEXT             MONTHS TO
                 RATE                                 CHANGE      RATE               PREPAYMENT
   CURRENT      CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
 BALANCE ($)    CAP(%)   CAP(%)   RATE(%)  RATE(%)  (MONTHS)      DATE       INDEX   EXPIRATION
-------------  -------  --------  -------  -------  ---------  ----------  --------  ----------
   351,855.26   3.000     1.000    13.750   7.750       12         22      6M LIBOR      12
   106,375.52   3.000     1.000    14.750   8.750       12         22      6M LIBOR      24
   145,491.57   3.000     1.000    15.508   9.508       12         22      6M LIBOR      24
 2,470,952.25   3.000     1.000    14.591   8.591       12         23      6M LIBOR      36
   475,500.11   3.000     1.000    12.625   6.625        6         22      6M LIBOR      12
   371,555.42   3.000     1.000    14.577   8.577        6         23      6M LIBOR      24
   225,240.00   3.000     1.000    14.063   8.063        6         23      6M LIBOR      36
   190,329.97   3.000     1.000    13.125   7.125       12         34      6M LIBOR      36
   910,281.02   3.000     1.000    13.839   7.839       12         35      6M LIBOR      36
   216,111.12   3.000     1.000    15.250   9.250        6         36      6M LIBOR      36
   120,800.00   3.000     1.000    13.375   7.375        6         59      6M LIBOR      36
   174,330.00   3.000     1.000    13.500   7.500        6         22      6M LIBOR      36
   823,768.06   3.000     1.000    13.647   7.647       12         23      6M LIBOR      24
   394,450.00   3.000     1.000    13.186   7.186        6         23      6M LIBOR      24
 1,166,302.66   3.000     1.000    14.146   8.146       12         34      6M LIBOR      36
   127,200.00   3.000     1.000    13.750   7.750        6         23      6M LIBOR      24
   723,584.66   3.000     1.000    14.061   8.061       12         23      6M LIBOR      24
   207,811.97   3.000     1.000    12.500   6.500        6         22      6M LIBOR      24
   191,972.94   3.000     1.000    14.875   8.875       12         22      6M LIBOR      36
   199,740.15   3.000     1.000    13.125   7.125        6         34      6M LIBOR      36
   126,654.71   3.000     1.000    14.500   8.500       12         58      6M LIBOR      36
   318,900.00   3.000     1.000    12.625   6.625        6         59      6M LIBOR      36
   109,575.39   3.000     1.000    13.490   7.490       12         34      6M LIBOR      36
   624,950.00   3.000     1.000    15.077   9.077       12         23      6M LIBOR      12
 1,425,998.35   3.000     1.000    13.528   7.528       12         22      6M LIBOR      24
16,416,632.19   3.000     1.000    13.930   7.930       12         23      6M LIBOR      12
58,023,227.14   3.000     1.000    13.650   7.650       12         23      6M LIBOR      24
 1,620,577.21   3.000     1.000    13.923   7.923       12         23      6M LIBOR      36
   134,000.00   3.000     1.000    13.000   7.000       12         23      6M LIBOR       6
   979,159.22   3.000     1.000    14.660   8.660        6         23      6M LIBOR      12
 5,468,283.45   3.000     1.000    14.005   8.005        6         23      6M LIBOR      24

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-6

               GROUP II ADJUSTABLE RATE MORTGAGE LOANS (CONTINUED)

                                                          ORIGINAL      REMAINING   ORIGINAL  REMAINING
                                                        AMORTIZATION  AMORTIZATION  INTEREST   INTEREST
                            NET    ORIGINAL  REMAINING   TERM (LESS    TERM (LESS     ONLY       ONLY
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM      IO TERM)       IO TERM)     TERM       TERM      GROSS
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)  (MONTHS)     (MONTHS)      (MONTHS)    (MONTHS)  (MONTHS)   MARGIN(%)
-------------  --------  --------  --------  ---------  ------------  ------------  --------  ---------  ---------
 1,550,869.67    8.056     7.546      360       359          360           359          0         0        7.056
 1,043,922.67    8.115     7.605      360       359          540           539          0         0        7.241
 1,074,550.90    7.104     6.594      360       359          540           539          0         0        6.104
26,375,050.26    7.584     7.074      360       359          540           539          0         0        6.659
   833,200.00    8.384     7.874      360       359          360           359          0         0        7.384
   199,800.00    8.110     7.600      360       359          360           359          0         0        7.110
   104,400.00    7.125     6.615      360       359          480           479          0         0        6.125
   214,400.00    7.875     7.365      360       359          540           539          0         0        6.875
 2,744,128.62    7.460     6.950      360       359          540           539          0         0        6.460
    85,600.00    7.875     7.365      360       359          360           359          0         0        6.875
   897,500.00    7.344     6.834      360       359          540           539          0         0        6.344
 4,942,515.00    7.210     6.700      360       359          300           300         60        59        6.210
22,823,730.00    7.226     6.716      360       359          300           300         60        59        6.254
   864,500.00    6.833     6.323      360       359          300           300         60        59        5.833
   604,884.00    6.923     6.413      360       359          300           300         60        59        5.923
   295,000.00    8.500     7.990      360       360          300           300         60        60        7.500
 2,429,460.00    6.863     6.353      360       359          300           300         60        59        5.902
   191,200.00    6.875     6.365      360       359          540           539          0         0        5.875
   458,750.00    8.204     7.694      360       359          360           359          0         0        7.204
   589,920.00    8.235     7.725      360       359          540           539          0         0        7.235
   252,800.00    7.875     7.365      360       359          480           479          0         0        6.875
 2,634,600.52    8.747     8.237      360       359          540           539          0         0        7.747
   791,779.98    9.326     8.816      360       359          360           359          0         0        7.986
   156,974.21    9.875     9.365      360       358          480           478          0         0        8.875
19,356,370.73    8.533     8.023      360       359          540           539          0         0        7.300
 1,215,644.08    8.477     7.967      360       359          360           359          0         0        7.431
   225,330.61    7.750     7.240      360       358          480           478          0         0        6.750
   279,566.21    7.750     7.240      360       358          540           538          0         0        6.750
   793,719.60    7.447     6.937      360       359          360           359          0         0        6.534
   860,000.00    8.378     7.868      360       359          300           300         60        59        7.378
   315,512.00    7.216     6.706      360       359          300           300         60        59        6.216

                                                                NUMBER OF
                                                                 MONTHS               ORIGINAL
               INITIAL                                 RATE    UNTIL NEXT             MONTHS TO
                 RATE                                 CHANGE      RATE               PREPAYMENT
   CURRENT      CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
 BALANCE ($)    CAP(%)   CAP(%)   RATE(%)  RATE(%)  (MONTHS)      DATE       INDEX   EXPIRATION
-------------  -------  --------  -------  -------  ---------  ----------  --------  ----------
 1,550,869.67   3.000     1.000    14.056   8.056        6         23      6M LIBOR       6
 1,043,922.67   3.000     1.000    14.115   8.115       12         35      6M LIBOR      12
 1,074,550.90   3.000     1.000    13.104   7.104       12         35      6M LIBOR      24
26,375,050.26   3.000     1.000    13.584   7.584       12         35      6M LIBOR      36
   833,200.00   3.000     1.000    14.384   8.384        6         35      6M LIBOR      36
   199,800.00   3.000     1.000    14.110   8.110        6         35      6M LIBOR       6
   104,400.00   3.000     1.000    13.125   7.125       12         59      6M LIBOR      36
   214,400.00   3.000     1.000    13.875   7.875       12         59      6M LIBOR      12
 2,744,128.62   3.000     1.000    13.460   7.460       12         59      6M LIBOR      36
    85,600.00   3.000     1.000    13.875   7.875        6         59      6M LIBOR      24
   897,500.00   3.000     1.000    13.344   7.344       12         83      6M LIBOR      36
 4,942,515.00   3.000     1.000    13.210   7.210        6         23      6M LIBOR      12
22,823,730.00   3.000     1.000    13.226   7.226        6         23      6M LIBOR      24
   864,500.00   3.000     1.000    12.833   6.833        6         23      6M LIBOR      36
   604,884.00   3.000     1.000    12.923   6.923        6         35      6M LIBOR      36
   295,000.00   3.000     1.000    14.500   8.500        6         60      6M LIBOR      24
 2,429,460.00   3.000     1.000    12.863   6.863        6         59      6M LIBOR      36
   191,200.00   3.000     1.000    12.875   6.875       12         23      6M LIBOR      36
   458,750.00   3.000     1.000    14.204   8.204        6         23      6M LIBOR      24
   589,920.00   3.000     1.000    14.235   8.235       12         35      6M LIBOR      36
   252,800.00   3.000     1.000    13.875   7.875       12         23      6M LIBOR       0
 2,634,600.52   3.000     1.000    14.747   8.747       12         23      6M LIBOR       0
   791,779.98   3.000     1.000    15.326   9.326        6         23      6M LIBOR       0
   156,974.21   3.000     1.000    15.875   9.875       12         34      6M LIBOR       0
19,356,370.73   3.000     1.000    14.533   8.533       12         35      6M LIBOR       0
 1,215,644.08   3.000     1.000    14.477   8.477        6         35      6M LIBOR       0
   225,330.61   3.000     1.000    13.750   7.750       12         58      6M LIBOR       0
   279,566.21   3.000     1.000    13.750   7.750       12         58      6M LIBOR       0
   793,719.60   3.000     1.000    13.447   7.447        6         59      6M LIBOR       0
   860,000.00   3.000     1.000    14.378   8.378        6         23      6M LIBOR       0
   315,512.00   3.000     1.000    13.216   7.216        6         35      6M LIBOR       0


    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-6

            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-1 CERTIFICATES

         BEGINNING    ENDING      NOTIONAL       1ML STRIKE         1ML STRIKE
PERIOD    ACCRUAL     ACCRUAL   BALANCE ($)   LOWER COLLAR (%)   UPPER COLLAR (%)
------   ---------   --------   -----------   ----------------   ---------------
  1       09/28/06   10/25/06   113,153,000         8.442             10.860
  2       10/25/06   11/25/06   112,538,207         7.334             10.860
  3       11/25/06   12/25/06   111,613,773         7.583             10.860
  4       12/25/06   01/25/07   110,378,089         7.334             10.860
  5       01/25/07   02/25/07   108,831,564         7.334             10.860
  6       02/25/07   03/25/07   106,974,808         8.135             10.860

            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-2 CERTIFICATES

         BEGINNING    ENDING      NOTIONAL       1ML STRIKE         1ML STRIKE
PERIOD    ACCRUAL     ACCRUAL   BALANCE ($)   LOWER COLLAR (%)   UPPER COLLAR (%)
------   ---------   --------   -----------   ----------------   ---------------
  1       09/28/06   10/25/06   215,781,000         8.285              9.350
  2       10/25/06   11/25/06   214,631,365         7.196              9.350
  3       11/25/06   12/25/06   212,901,352         7.441              9.350
  4       12/25/06   01/25/07   210,587,961         7.196              9.350
  5       01/25/07   02/25/07   207,691,936         7.196              9.350
  6       02/25/07   03/25/07   204,214,250         7.984              9.350

           ONE MONTH LIBOR CAP TABLE FOR THE SUBORDINATE CERTIFICATES

         BEGINNING    ENDING      NOTIONAL       1ML STRIKE         1ML STRIKE
PERIOD    ACCRUAL     ACCRUAL   BALANCE ($)   LOWER COLLAR (%)   UPPER COLLAR (%)
------   ---------   --------   -----------   ----------------   ---------------
  1       09/28/06   10/25/06   78,966,000          7.955              8.970
  2       10/25/06   11/25/06   78,966,000          6.860              8.970
  3       11/25/06   12/25/06   78,966,000          7.107              8.970
  4       12/25/06   01/25/07   78,966,000          6.860              8.970
  5       01/25/07   02/25/07   78,966,000          6.860              8.970
  6       02/25/07   03/25/07   78,966,000          7.652              8.970

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-6

                             SWAP CONTRACT SCHEDULE

         BEGINNING    ENDING     NOTIONAL          FIXED                 BEGINNING    ENDING     NOTIONAL          FIXED
PERIOD    ACCRUAL    ACCRUAL    BALANCE ($)   STRIKE RATE (%)   PERIOD    ACCRUAL     ACCRUAL   BALANCE ($)   STRIKE RATE (%)
------   ---------   --------   -----------   ---------------   ------   ---------   --------   -----------   ---------------
  1       09/28/06   10/25/06        0             0.000          30      02/25/09   03/25/09    92,868,410        5.200
  2       10/25/06   11/25/06        0             0.000          31      03/25/09   04/25/09    86,776,240        5.200
  3       11/25/06   12/25/06        0             0.000          32      04/25/09   05/25/09    81,181,760        5.200
  4       12/25/06   01/25/07        0             0.000          33      05/25/09   06/25/09    78,968,000        5.200
  5       01/25/07   02/25/07        0             0.000          34      06/25/09   07/25/09    78,968,000        5.200
  6       02/25/07   03/25/07        0             0.000          35      07/25/09   08/25/09    77,730,560        5.200
  7       03/25/07   04/25/07   375,811,500        5.200          36      08/25/09   09/25/09    72,622,460        5.200
  8       04/25/07   05/25/07   365,176,420        5.200          37      09/25/09   10/25/09    67,154,280        5.200
  9       05/25/07   06/25/07   353,138,430        5.200          38      10/25/09   11/25/09    62,051,980        5.200
  10      06/25/07   07/25/07   340,005,980        5.200          39      11/25/09   12/25/09    57,492,570        5.200
  11      07/25/07   08/25/07   325,677,710        5.200          40      12/25/09   01/25/10    53,607,400        5.200
  12      08/25/07   09/25/07   310,379,170        5.200          41      01/25/10   02/25/10    50,236,650        5.200
  13      09/25/07   10/25/07   294,507,470        5.200          42      02/25/10   03/25/10    47,196,240        5.200
  14      10/25/07   11/25/07   278,685,920        5.200          43      03/25/10   04/25/10    44,415,330        5.200
  15      11/25/07   12/25/07   263,239,750        5.200          44      04/25/10   05/25/10    41,881,810        5.200
  16      12/25/07   01/25/08   248,599,370        5.200          45      05/25/10   06/25/10    39,574,100        5.200
  17      01/25/08   02/25/08   234,790,360        5.200          46      06/25/10   07/25/10    37,468,330        5.200
  18      02/25/08   03/25/08   221,889,750        5.200          47      07/25/10   08/25/10    35,536,550        5.200
  19      03/25/08   04/25/08   209,850,150        5.200          48      08/25/10   09/25/10    33,754,580        5.200
  20      04/25/08   05/25/08   198,554,400        5.200          49      09/25/10   10/25/10    32,104,100        5.200
  21      05/25/08   06/25/08   187,898,220        5.200          50      10/25/10   11/25/10    30,570,440        5.200
  22      06/25/08   07/25/08   177,569,480        5.200          51      11/25/10   12/25/10    29,141,410        5.200
  23      07/25/08   08/25/08   166,858,840        5.200          52      12/25/10   01/25/11    27,805,190        5.200
  24      08/25/08   09/25/08   154,784,860        5.200          53      01/25/11   02/25/11    26,551,400        5.200
  25      09/25/08   10/25/08   141,057,280        5.200          54      02/25/11   03/25/11    25,372,790        5.200
  26      10/25/08   11/25/08   127,712,290        5.200          55      03/25/11   04/25/11    24,262,910        5.200
  27      11/25/08   12/25/08   116,670,030        5.200          56      04/25/11   05/25/11    23,215,220        5.200
  28      12/25/08   01/25/09   107,489,120        5.200          57      05/25/11   06/25/11    22,224,000        5.200
  29      01/25/09   02/25/09    99,672,780        5.200

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-6

                       CLASS A-1 AVAILABLE FUNDS CAP TABLE

                         AVAIL. FUNDS     AVAIL. FUNDS
PERIOD   PAYMENT DATE   CAP (%) (1)(2)   CAP (%) (1)(3)
------   ------------   --------------   --------------
 1        10/25/2006         8.582            8.582
 2        11/25/2006         7.474           11.000
 3        12/25/2006         7.723           11.000
 4         1/25/2007         7.474           11.000
 5         2/25/2007         7.474           11.000
 6         3/25/2007         8.275           11.000
 7         4/25/2007         7.474           21.396
 8         5/25/2007         7.723           21.338
 9         6/25/2007         7.474           21.060
 10        7/25/2007         7.724           20.954
 11        8/25/2007         7.475           20.611
 12        9/25/2007         7.476           20.332
 13       10/25/2007         7.726           20.112
 14       11/25/2007         7.478           19.650
 15       12/25/2007         7.728           19.402
 16        1/25/2008         7.479           18.929
 17        2/25/2008         7.480           18.584
 18        3/25/2008         7.961           18.522
 19        4/25/2008         7.481           17.945
 20        5/25/2008         7.732           17.782
 21        6/25/2008         7.483           17.359
 22        7/25/2008         7.733           17.216
 23        8/25/2008         7.530           16.955
 24        9/25/2008         8.542           17.684
 25       10/25/2008         8.819           17.429
 26       11/25/2008         8.525           16.762
 27       12/25/2008         8.800           16.567
 28        1/25/2009         8.512           15.966
 29        2/25/2009         8.508           15.628

                         AVAIL. FUNDS     AVAIL. FUNDS
PERIOD   PAYMENT DATE   CAP (%) (1)(2)   CAP (%) (1)(3)
------   ------------   --------------   --------------
 30        3/25/2009         9.409           16.106
 31        4/25/2009         8.594           15.169
 32        5/25/2009         8.875           15.139
 33        6/25/2009         8.584           14.929
 34        7/25/2009         8.865           15.325
 35        8/25/2009         8.668           15.290
 36        9/25/2009         9.733           16.161
 37       10/25/2009        10.049           16.105
 38       11/25/2009         9.713           15.538
 39       12/25/2009        10.024           15.522
 40        1/25/2010         9.689           15.023
 41        2/25/2010         9.701           14.848
 42        3/25/2010        10.667           15.650
 43        4/25/2010         9.694           14.603
 44        5/25/2010        10.004           14.723
 45        6/25/2010         9.669           14.305
 46        7/25/2010         9.978           14.452
 47        8/25/2010         9.658           14.091
 48        9/25/2010         9.970           14.433
 49       10/25/2010        10.288           14.623
 50       11/25/2010         9.941           14.226
 51       12/25/2010        10.256           14.426
 52        1/25/2011         9.910           14.039
 53        2/25/2011         9.895           13.974
 54        3/25/2011        10.878           14.866
 55        4/25/2011         9.864           13.827
 56        5/25/2011        10.177           14.048
 57        6/25/2011         9.833           13.675
 58        7/25/2011        10.145           10.465

                         AVAIL. FUNDS     AVAIL. FUNDS
PERIOD   PAYMENT DATE   CAP (%) (1)(2)   CAP (%) (1)(3)
------   ------------   --------------   --------------
 59        8/25/2011         9.803           10.123
 60        9/25/2011         9.853           10.505
 61       10/25/2011        10.165           10.835
 62       11/25/2011         9.821           10.464
 63       12/25/2011        10.132           10.791
 64        1/25/2012         9.789           10.422
 65        2/25/2012         9.773           10.401
 66        3/25/2012        10.429           11.095
 67        4/25/2012         9.740           10.358
 68        5/25/2012        10.048           10.681
 69        6/25/2012         9.708           10.316
 70        7/25/2012        10.015           10.638
 71        8/25/2012         9.675           10.275
 72        9/25/2012         9.659           10.450
 73       10/25/2012         9.964           10.775
 74       11/25/2012         9.627           10.405
 75       12/25/2012         9.931           10.728
 76        1/25/2013         9.594           10.359
 77        2/25/2013         9.578           10.336
 78        3/25/2013        10.586           11.419
 79        4/25/2013         9.546           10.291
 80        5/25/2013         9.847           10.610
 81        6/25/2013         9.513           10.245
 82        7/25/2013         9.814           10.563
 83        8/25/2013         9.481           10.200
 84        9/25/2013         9.465           10.177
 85       10/25/2013         9.764           10.493
 86       11/25/2013         9.433           10.132

(1) Available Funds Cap for the Class A-1 Certificates is a per annum rate equal to the product of (i) 12, (ii) the quotient of (x) the total scheduled interest on the Group I Mortgage Loans based on the Net Mortgage Rates in effect on the related due date, less the pro rata portion (calculated based on the ratio of the Group I Mortgage Loans to the total pool of Mortgage Loans) allocable to the Group I Mortgage Loans of any Net Swap Payments or Swap Termination Payments (other than Defaulted Swap Termination Payments) owed to the Swap Counterparty for such distribution date, divided by (y) the aggregate stated principal balance of the Group I Mortgage Loans as of the first day of the related accrual period and (iii) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 5.330% and 5.419%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 5.330% and 5.419%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty and proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-6

                       CLASS A-2 AVAILABLE FUNDS CAP TABLE

                         AVAIL. FUNDS     AVAIL. FUNDS
PERIOD   PAYMENT DATE   CAP (%) (1)(2)   CAP (%) (1)(3)
------   ------------   --------------   --------------
   1      10/25/2006          8.435           8.435
   2      11/25/2006          7.346           9.500
   3      12/25/2006          7.591           9.500
   4       1/25/2007          7.346           9.500
   5       2/25/2007          7.346           9.500
   6       3/25/2007          8.134           9.500
   7       4/25/2007          7.347          21.268
   8       5/25/2007          7.592          21.207
   9       6/25/2007          7.348          20.934
  10       7/25/2007          7.594          20.824
  11       8/25/2007          7.351          20.487
  12       9/25/2007          7.354          20.210
  13      10/25/2007          7.602          19.988
  14      11/25/2007          7.359          19.532
  15      12/25/2007          7.607          19.282
  16       1/25/2008          7.364          18.814
  17       2/25/2008          7.367          18.471
  18       3/25/2008          7.842          18.403
  19       4/25/2008          7.372          17.835
  20       5/25/2008          7.620          17.671
  21       6/25/2008          7.377          17.254
  22       7/25/2008          7.626          17.109
  23       8/25/2008          7.418          16.843
  24       9/25/2008          8.610          17.752
  25      10/25/2008          8.889          17.499
  26      11/25/2008          8.594          16.831
  27      12/25/2008          8.871          16.638
  28       1/25/2009          8.582          16.036
  29       2/25/2009          8.581          15.701

                         AVAIL. FUNDS     AVAIL. FUNDS
PERIOD   PAYMENT DATE   CAP (%) (1)(2)   CAP (%) (1)(3)
------   ------------   --------------   --------------
  30       3/25/2009         9.517           16.214
  31       4/25/2009         8.691           15.266
  32       5/25/2009         8.976           15.240
  33       6/25/2009         8.682           15.027
  34       7/25/2009         8.967           15.427
  35       8/25/2009         8.696           15.318
  36       9/25/2009         9.427           15.863
  37      10/25/2009         9.733           15.796
  38      11/25/2009         9.409           15.240
  39      12/25/2009         9.712           15.216
  40       1/25/2010         9.388           14.729
  41       2/25/2010         9.378           14.533
  42       3/25/2010        10.302           15.317
  43       4/25/2010         9.367           14.304
  44       5/25/2010         9.668           14.416
  45       6/25/2010         9.346           14.009
  46       7/25/2010         9.646           14.149
  47       8/25/2010         9.331           13.773
  48       9/25/2010         9.547           14.017
  49      10/25/2010         9.853           14.193
  50      11/25/2010         9.523           13.812
  51      12/25/2010         9.827           14.002
  52       1/25/2011         9.498           13.630
  53       2/25/2011         9.486           13.546
  54       3/25/2011        10.428           14.386
  55       4/25/2011         9.461           13.396
  56       5/25/2011         9.763           13.606
  57       6/25/2011         9.436           13.250
  58       7/25/2011         9.738           10.029

                         AVAIL. FUNDS     AVAIL. FUNDS
PERIOD   PAYMENT DATE   CAP (%) (1)(2)   CAP (%) (1)(3)
------   ------------   --------------   --------------
  59       8/25/2011         9.417            9.704
  60       9/25/2011         9.495           10.048
  61      10/25/2011         9.800           10.366
  62      11/25/2011         9.471           10.014
  63      12/25/2011         9.773           10.329
  64       1/25/2012         9.444            9.977
  65       2/25/2012         9.431            9.959
  66       3/25/2012        10.077           10.635
  67       4/25/2012         9.414            9.932
  68       5/25/2012         9.714           10.244
  69       6/25/2012         9.388            9.896
  70       7/25/2012         9.687           10.207
  71       8/25/2012         9.363            9.864
  72       9/25/2012         9.360            9.963
  73      10/25/2012         9.659           10.276
  74      11/25/2012         9.334            9.926
  75      12/25/2012         9.632           10.237
  76       1/25/2013         9.308            9.888
  77       2/25/2013         9.295            9.869
  78       3/25/2013        10.277           10.914
  79       4/25/2013         9.270            9.840
  80       5/25/2013         9.566           10.149
  81       6/25/2013         9.245            9.803
  82       7/25/2013         9.540           10.110
  83       8/25/2013         9.220            9.767
  84       9/25/2013         9.215            9.759
  85      10/25/2013         9.509           10.066
  86      11/25/2013         9.190            9.723

(1) Available Funds Cap for the Class A-2 Certificates is a per annum rate equal to the product of (i) 12, (ii) the quotient of (x) the total scheduled interest on the Group II Mortgage Loans based on the Net Mortgage Rates in effect on the related due date, less the pro rata portion (calculated based on the ratio of the Group II Mortgage Loans to the total pool of Mortgage Loans) allocable to the Group II Mortgage Loans of any Net Swap Payments or Swap Termination Payments (other than Defaulted Swap Termination Payments) owed to the Swap Counterparty for such distribution date, divided by (y) the aggregate stated principal balance of the Group II Mortgage Loans as of the first day of the related accrual period and (iii) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 5.330% and 5.419%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 5.330% and 5.419%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty and proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-6

               SUBORDINATE CERTIFICATES AVAILABLE FUNDS CAP TABLE

                         AVAIL. FUNDS     AVAIL. FUNDS
PERIOD   PAYMENT DATE   CAP (%) (1)(2)   CAP (%) (1)(3)
------   ------------   --------------   --------------
   1      10/25/2006         8.485            8.485
   2      11/25/2006         7.390            9.500
   3      12/25/2006         7.637            9.500
   4       1/25/2007         7.390            9.500
   5       2/25/2007         7.390            9.500
   6       3/25/2007         8.182            9.500
   7       4/25/2007         7.391           21.312
   8       5/25/2007         7.638           21.252
   9       6/25/2007         7.392           20.978
  10       7/25/2007         7.639           20.869
  11       8/25/2007         7.394           20.530
  12       9/25/2007         7.396           20.252
  13      10/25/2007         7.644           20.031
  14      11/25/2007         7.400           19.573
  15      12/25/2007         7.648           19.323
  16       1/25/2008         7.404           18.853
  17       2/25/2008         7.406           18.510
  18       3/25/2008         7.883           18.444
  19       4/25/2008         7.410           17.873
  20       5/25/2008         7.659           17.710
  21       6/25/2008         7.414           17.290
  22       7/25/2008         7.663           17.145
  23       8/25/2008         7.456           16.881
  24       9/25/2008         8.587           17.729
  25      10/25/2008         8.865           17.475
  26      11/25/2008         8.570           16.807
  27      12/25/2008         8.847           16.614
  28       1/25/2009         8.558           16.012
  29       2/25/2009         8.556           15.676

                         AVAIL. FUNDS     AVAIL. FUNDS
PERIOD   PAYMENT DATE   CAP (%) (1)(2)   CAP (%) (1)(3)
------   ------------   --------------   --------------
  30       3/25/2009         9.480           16.177
  31       4/25/2009         8.658           15.233
  32       5/25/2009         8.941           15.205
  33       6/25/2009         8.648           14.993
  34       7/25/2009         8.932           15.392
  35       8/25/2009         8.686           15.308
  36       9/25/2009         9.533           15.965
  37      10/25/2009         9.842           15.902
  38      11/25/2009         9.513           15.343
  39      12/25/2009         9.819           15.321
  40       1/25/2010         9.491           14.830
  41       2/25/2010         9.489           14.641
  42       3/25/2010        10.427           15.432
  43       4/25/2010         9.479           14.407
  44       5/25/2010         9.784           14.522
  45       6/25/2010         9.457           14.111
  46       7/25/2010         9.760           14.253
  47       8/25/2010         9.444           13.882
  48       9/25/2010         9.693           14.160
  49      10/25/2010        10.003           14.341
  50      11/25/2010         9.667           13.954
  51      12/25/2010         9.975           14.148
  52       1/25/2011         9.640           13.771
  53       2/25/2011         9.626           13.693
  54       3/25/2011        10.583           14.551
  55       4/25/2011         9.600           13.544
  56       5/25/2011         9.906           13.758
  57       6/25/2011         9.573           13.396
  58       7/25/2011         9.878           10.180

                         AVAIL. FUNDS     AVAIL. FUNDS
PERIOD   PAYMENT DATE   CAP (%) (1)(2)   CAP (%) (1)(3)
------   ------------   --------------   --------------
  59       8/25/2011         9.550            9.848
  60       9/25/2011         9.619           10.206
  61      10/25/2011         9.926           10.528
  62      11/25/2011         9.592           10.169
  63      12/25/2011         9.897           10.488
  64       1/25/2012         9.564           10.131
  65       2/25/2012         9.549           10.112
  66       3/25/2012        10.199           10.795
  67       4/25/2012         9.527           10.079
  68       5/25/2012         9.830           10.396
  69       6/25/2012         9.499           10.041
  70       7/25/2012         9.801           10.356
  71       8/25/2012         9.472           10.007
  72       9/25/2012         9.464           10.133
  73      10/25/2012         9.765           10.450
  74      11/25/2012         9.436           10.093
  75      12/25/2012         9.736           10.409
  76       1/25/2013         9.408           10.053
  77       2/25/2013         9.394           10.033
  78       3/25/2013        10.385           11.091
  79       4/25/2013         9.367            9.998
  80       5/25/2013         9.665           10.311
  81       6/25/2013         9.339            9.958
  82       7/25/2013         9.636           10.270
  83       8/25/2013         9.312            9.920
  84       9/25/2013         9.303            9.907
  85      10/25/2013         9.599           10.217
  86      11/25/2013         9.276            9.868

(1) Available Funds Cap for the Subordinate Certificates is a per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the current principal balance of the related Class A Certificates) of the Class A-1 Available Funds Cap and the Class A-2 Available Funds Cap

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 5.330% and 5.419%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 5.330% and 5.419%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty and proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-6

                         DISCOUNT MARGIN TABLE (TO CALL)

                          0%              80%            100%            150%            200%
                    PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                    -------------   -------------   -------------   -------------   -------------
CLASS A-1
PRICE = 100.0000%
 DISCOUNT MARGIN         14               14             14              14              14
       WAL (YRS)        25.66            2.99           2.36            1.37            1.10
  MOD DURN (YRS)        13.19            2.59           2.11            1.30            1.05
PRINCIPAL WINDOW    Oct06 - Aug36   Oct06 - Nov15   Oct06 - Nov13   Oct06 - Jun09   Oct06 - Sep08

CLASS A-2A
PRICE = 100.0000%
 DISCOUNT MARGIN          6               6               6               6               6
       WAL (YRS)        19.81            1.17           1.00            0.76            0.63
  MOD DURN (YRS)        11.51            1.11           0.96            0.73            0.61
PRINCIPAL WINDOW    Oct06 - Jul34   Oct06 - Sep08   Oct06 - Jun08   Oct06 - Dec07   Oct06 - Sep07

CLASS A-2B
PRICE = 100.0000%
 DISCOUNT MARGIN         11               11             11              11              11
       WAL (YRS)        29.33            2.38           2.00            1.48            1.15
  MOD DURN (YRS)        14.40            2.20           1.87            1.41            1.11
PRINCIPAL WINDOW    Jul34 - Aug36   Sep08 - Aug09   Jun08 - Jan09   Dec07 - Jun08   Sep07 - Jan08

CLASS A-2C
PRICE = 100.0000%
 DISCOUNT MARGIN         15               15             15              15              15
       WAL (YRS)        29.91            4.69           3.50            2.00            1.61
  MOD DURN (YRS)        14.44            4.05           3.12            1.87            1.52
PRINCIPAL WINDOW    Aug36 - Aug36   Aug09 - Mar14   Jan09 - Aug12   Jun08 - Jan09   Jan08 - Jul08

CLASS A-2D
PRICE = 100.0000%
 DISCOUNT MARGIN         24               24             24              24              24
       WAL (YRS)        29.91            8.87           6.95            2.58            1.93
  MOD DURN (YRS)        14.29            6.90           5.68            2.37            1.81
PRINCIPAL WINDOW    Aug36 - Aug36   Mar14 - Nov15   Aug12 - Nov13   Jan09 - Jul09   Jul08 - Sep08

CLASS M-1
PRICE = 100.0000%
 DISCOUNT MARGIN         29               29             29              29              29
       WAL (YRS)        29.91            5.96           4.99            4.49            2.99
  MOD DURN (YRS)        14.21            4.90           4.25            3.92            2.72
PRINCIPAL WINDOW    Aug36 - Aug36   Nov09 - Nov15   May10 - Nov13   Mar11 - Mar11   Sep09 - Sep09

CLASS M-2
PRICE = 100.0000%
 DISCOUNT MARGIN         31               31             31              31              31
       WAL (YRS)        29.91            5.96           4.91            4.49            2.99
  MOD DURN (YRS)        14.18            4.90           4.19            3.91            2.72
PRINCIPAL WINDOW    Aug36 - Aug36   Oct09 - Nov15   Mar10 - Nov13   Feb11 - Mar11   Aug09 - Sep09

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-6

                    DISCOUNT MARGIN TABLE (TO CALL) (CONT'D)

                          0%              80%            100%            150%            200%
                    PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                    -------------   -------------   -------------   -------------   -------------
CLASS M-3
PRICE = 100.0000%
 DISCOUNT MARGIN         33               33             33              33              33
       WAL (YRS)        29.91            5.95           4.87            4.25            2.83
  MOD DURN (YRS)        14.15            4.89           4.16            3.73            2.59
PRINCIPAL WINDOW    Aug36 - Aug36   Oct09 - Nov15   Feb10 - Nov13   Sep10 - Mar11   May09 - Sep09

CLASS M-4
PRICE = 100.0000%
 DISCOUNT MARGIN         38               38             38              38              38
       WAL (YRS)        29.91            5.95           4.85            4.01            2.67
  MOD DURN (YRS)        14.07            4.88           4.13            3.54            2.44
PRINCIPAL WINDOW    Aug36 - Aug36   Oct09 - Nov15   Jan10 - Nov13   Jun10 - Mar11   Mar09 - Sep09

CLASS M-5
PRICE = 100.0000%
 DISCOUNT MARGIN         41               41             41              41              41
       WAL (YRS)        29.91            5.95           4.83            3.85            2.55
  MOD DURN (YRS)        14.02            4.88           4.11            3.40            2.34
PRINCIPAL WINDOW    Aug36 - Aug36   Oct09 - Nov15   Dec09 - Nov13   Apr10 - Mar11   Jan09 - Sep09

CLASS M-6
PRICE = 100.0000%
 DISCOUNT MARGIN         47               47             47              47              47
       WAL (YRS)        29.91            5.95           4.82            3.72            2.46
  MOD DURN (YRS)        13.92            4.87           4.09            3.30            2.26
PRINCIPAL WINDOW    Aug36 - Aug36   Oct09 - Nov15   Dec09 - Nov13   Feb10 - Mar11   Dec08 - Sep09

CLASS B-1
PRICE = 100.0000%
 DISCOUNT MARGIN         80               80             80              80              80
       WAL (YRS)        29.91            5.95           4.81            3.63            2.40
  MOD DURN (YRS)        13.42            4.81           4.05            3.20            2.20
PRINCIPAL WINDOW    Aug36 - Aug36   Oct09 - Nov15   Nov09 - Nov13   Dec09 - Mar11   Nov08 - Sep09

CLASS B-2
PRICE = 100.0000%
 DISCOUNT MARGIN         100             100             100             100             100
       WAL (YRS)        29.91            5.95           4.79            3.56            2.39
  MOD DURN (YRS)        13.12            4.78           4.01            3.13            2.18
PRINCIPAL WINDOW    Aug36 - Aug36   Oct09 - Nov15   Nov09 - Nov13   Nov09 - Mar11   Nov08 - Sep09

CLASS B-3
PRICE = 100.0000%
 DISCOUNT MARGIN         200             200             200             200             200
       WAL (YRS)        29.91            5.95           4.79            3.50            2.35
  MOD DURN (YRS)        11.79            4.61           3.90            3.02            2.11
PRINCIPAL WINDOW    Aug36 - Aug36   Oct09 - Nov15   Nov09 - Nov13   Oct09 - Mar11   Oct08 - Sep09

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-6

                      DISCOUNT MARGIN TABLE (TO MATURITY)

                          0%              80%            100%            150%            200%
                    PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                    -------------   -------------   -------------   -------------   -------------
CLASS A-1
PRICE = 100.0000%
 DISCOUNT MARGIN         14               15             15              14              14
       WAL (YRS)        25.66            3.17           2.50            1.37            1.10
  MOD DURN (YRS)        13.19            2.69           2.20            1.30            1.05
PRINCIPAL WINDOW    Oct06 - Aug36   Oct06 - Dec25   Oct06 - Oct21   Oct06 - Jun09   Oct06 - Sep08

CLASS A-2A
PRICE = 100.0000%
 DISCOUNT MARGIN          6               6               6               6               6
       WAL (YRS)        19.81            1.17           1.00            0.76            0.63
  MOD DURN (YRS)        11.51            1.11           0.96            0.73            0.61
PRINCIPAL WINDOW    Oct06 - Jul34   Oct06 - Sep08   Oct06 - Jun08   Oct06 - Dec07   Oct06 - Sep07

CLASS A-2B
PRICE = 100.0000%
 DISCOUNT MARGIN         11               11             11              11              11
       WAL (YRS)        29.33            2.38           2.00            1.48            1.15
  MOD DURN (YRS)        14.40            2.20           1.87            1.41            1.11
PRINCIPAL WINDOW    Jul34 - Aug36   Sep08 - Aug09   Jun08 - Jan09   Dec07 - Jun08   Sep07 - Jan08

CLASS A-2C
PRICE = 100.0000%
 DISCOUNT MARGIN         15               15             15              15              15
       WAL (YRS)        29.91            4.69           3.50            2.00            1.61
  MOD DURN (YRS)        14.44            4.05           3.12            1.87            1.52
PRINCIPAL WINDOW    Aug36 - Aug36   Aug09 - Mar14   Jan09 - Aug12   Jun08 - Jan09   Jan08 - Jul08

CLASS A-2D
PRICE = 100.0000%
 DISCOUNT MARGIN         24               28             29              24              24
       WAL (YRS)        29.91           11.85           9.39            2.58            1.93
  MOD DURN (YRS)        14.29            8.34           7.05            2.37            1.81
PRINCIPAL WINDOW    Aug36 - Aug36   Mar14 - Mar29   Aug12 - Oct24   Jan09 - Jul09   Jul08 - Sep08

CLASS M-1
PRICE = 100.0000%
 DISCOUNT MARGIN         29               30             30              34              35
       WAL (YRS)        29.91            6.72           5.60            7.59            5.29
  MOD DURN (YRS)        14.21            5.28           4.61            6.04            4.48
PRINCIPAL WINDOW    Aug36 - Aug36   Nov09 - Sep25   May10 - Oct21   Mar12 - May18   Jun10 - Dec14

CLASS M-2
PRICE = 100.0000%
 DISCOUNT MARGIN         31               32             32              33              33
       WAL (YRS)        29.91            6.70           5.51            5.19            3.52
  MOD DURN (YRS)        14.18            5.27           4.54            4.42            3.14
PRINCIPAL WINDOW    Aug36 - Aug36   Oct09 - Nov24   Mar10 - Mar21   Feb11 - Dec15   Aug09 - Mar13

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-6

                  DISCOUNT MARGIN TABLE (TO MATURITY) (CONT'D)

                          0%              80%            100%            150%            200%
                    PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                    -------------   -------------   -------------   -------------   -------------
CLASS M-3
PRICE = 100.0000%
 DISCOUNT MARGIN         33               34             34              34              34
       WAL (YRS)        29.91            6.67           5.45            4.62            3.11
  MOD DURN (YRS)        14.15            5.25           4.49            3.99            2.80
PRINCIPAL WINDOW    Aug36 - Aug36   Oct09 - Jan24   Feb10 - Jun20   Sep10 - Jun15   May09 - Nov12

CLASS M-4
PRICE = 100.0000%
 DISCOUNT MARGIN         38               39             39              39              39
       WAL (YRS)        29.91            6.65           5.41            4.37            2.93
  MOD DURN (YRS)        14.07            5.23           4.46            3.79            2.65
PRINCIPAL WINDOW    Aug36 - Aug36   Oct09 - Jun23   Jan10 - Dec19   Jun10 - Feb15   Mar09 - Aug12

CLASS M-5
PRICE = 100.0000%
 DISCOUNT MARGIN         41               42             42              42              43
       WAL (YRS)        29.91            6.62           5.37            4.19            2.80
  MOD DURN (YRS)        14.02            5.22           4.43            3.64            2.54
PRINCIPAL WINDOW    Aug36 - Aug36   Oct09 - Oct22   Dec09 - Jun19   Apr10 - Oct14   Jan09 - May12

CLASS M-6
PRICE = 100.0000%
 DISCOUNT MARGIN         47               48             49              49              49
       WAL (YRS)        29.91            6.59           5.33            4.04            2.70
  MOD DURN (YRS)        13.92            5.19           4.39            3.53            2.45
PRINCIPAL WINDOW    Aug36 - Aug36   Oct09 - Feb22   Dec09 - Nov18   Feb10 - May14   Dec08 - Feb12

CLASS B-1
PRICE = 100.0000%
 DISCOUNT MARGIN         80               82             83              82              83
       WAL (YRS)        29.91            6.54           5.28            3.92            2.62
  MOD DURN (YRS)        13.42            5.10           4.32            3.41            2.37
PRINCIPAL WINDOW    Aug36 - Aug36   Oct09 - May21   Nov09 - Apr18   Dec09 - Jan14   Nov08 - Oct11

CLASS B-2
PRICE = 100.0000%
 DISCOUNT MARGIN         100             103             103             103             103
       WAL (YRS)        29.91            6.48           5.22            3.82            2.58
  MOD DURN (YRS)        13.12            5.04           4.26            3.31            2.33
PRINCIPAL WINDOW    Aug36 - Aug36   Oct09 - Jun20   Nov09 - Jul17   Nov09 - Jul13   Nov08 - Jun11

CLASS B-3
PRICE = 100.0000%
 DISCOUNT MARGIN         200             204             205             205             206
       WAL (YRS)        29.91            6.40           5.15            3.72            2.51
  MOD DURN (YRS)        11.79            4.82           4.09            3.17            2.24
PRINCIPAL WINDOW    Aug36 - Aug36   Oct09 - Jun19   Nov09 - Oct16   Oct09 - Jan13   Oct08 - Jan11

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-6

                               BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at forward LIBOR, and at varying loss severity percentages. Other assumptions include: (1) prepayment speed at 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no OC stepdown):

                               FORWARD LIBOR
                      ------------------------------
                      35% LOSS   45% LOSS   55% LOSS
                      SEVERITY   SEVERITY   SEVERITY
                      --------   --------   --------
CLASS M-1 CDR Break    38.84%     27.06%     20.78%
          Cum Loss     22.89%     24.05%     24.89%
CLASS M-2 CDR Break    31.00%     22.28%     17.39%
          Cum Loss     20.26%     21.31%     22.07%
CLASS M-3 CDR Break    27.11%     19.79%     15.58%
          Cum Loss     18.73%     19.72%     20.42%
CLASS M-4 CDR Break    23.79%     17.60%     13.96%
          Cum Loss     17.28%     18.20%     18.85%
CLASS M-5 CDR Break    20.93%     15.67%     12.51%
          Cum Loss     15.92%     16.77%     17.37%
CLASS M-6 CDR Break    18.45%     13.95%     11.21%
          Cum Loss     14.63%     15.42%     15.97%
CLASS B-1 CDR Break    16.18%     12.34%      9.97%
          Cum Loss     13.35%     14.06%     14.56%
CLASS B-2 CDR Break    14.25%     10.95%      8.88%
          Cum Loss     12.18%     12.83%     13.27%
CLASS B-3 CDR Break    13.00%     10.06%      8.20%
          Cum Loss     11.38%     12.00%     12.43%

                                 FORWARD CURVES

                               (PERFORMANCE GRAPH)

                             [PLOT POINTS TO COME]

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-6

                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to call at both static (1ML = 5.330%, 6ML = 5.419%) and forward LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between
(a) the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the Certificates and the net swap payment, and (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period. Other assumptions include: (1) prepayment speed is 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) no defaults and no losses:

           EXCESS SPREAD IN      EXCESS SPREAD IN
 PERIOD   BPS (STATIC LIBOR)   BPS (FORWARD LIBOR)
 ------   ------------------   -------------------
Avg yr1           255                  254
Avg yr2           281                  285
Avg yr3           436                  449
Avg yr4           518                  525
Avg yr5           526                  527

        EXCESS SPREAD   1 MONTH  6 MONTH   EXCESS SPREAD
            IN BPS      FORWARD  FORWARD       IN BPS
PERIOD  (STATIC LIBOR)   LIBOR    LIBOR   (FORWARD LIBOR)
------  --------------  -------  -------  ---------------
   1            *       5.3300%  5.4190%          *
   2          230       5.3662%  5.4017%        226
   3          248       5.4017%  5.3786%        241
   4          230       5.3578%  5.3391%        227
   5          230       5.3536%  5.3029%        228
   6          286       5.3435%  5.2549%        285
   7          261       5.2283%  5.2040%        262
   8          263       5.2309%  5.1733%        263
   9          262       5.1696%  5.1439%        263
  10          264       5.1455%  5.1273%        265
  11          263       5.0718%  5.1176%        265
  12          263       5.0447%  5.1233%        266
  13          266       5.0481%  5.1365%        270
  14          264       5.0582%  5.1516%        268
  15          268       5.0720%  5.1671%        272
  16          265       5.0882%  5.1814%        269
  17          265       5.1054%  5.1933%        270
  18          276       5.1222%  5.2011%        280
  19          267       5.1372%  5.2036%        272
  20          273       5.1490%  5.1997%        278
  21          268       5.1563%  5.1898%        273
  22          275       5.1576%  5.1749%        281
  23          275       5.1516%  5.1565%        281
  24          404       5.1369%  5.1363%        411
  25          413       5.1141%  5.1164%        421
  26          406       5.0907%  5.0989%        416
  27          416       5.0690%  5.0845%        427
  28          409       5.0496%  5.0740%        422
  29          410       5.0331%  5.0679%        425
  30          454       5.0200%  5.0667%        468
  31          426       5.0110%  5.0711%        443
  32          438       5.0065%  5.0813%        455
  33          430       5.0072%  5.0968%        447
  34          443       5.0135%  5.1165%        459
  35          441       5.0262%  5.1391%        456
  36          542       5.0457%  5.1634%        554
  37          555       5.0712%  5.1879%        566
  38          510       5.0974%  5.2111%        521
  39          521       5.1226%  5.2325%        530
  40          508       5.1466%  5.2517%        516
  41          508       5.1689%  5.2684%        515
  42          545       5.1893%  5.2822%        552
  43          506       5.2074%  5.2928%        513

         EXCESS SPREAD  1 MONTH  6 MONTH   EXCESS SPREAD
            IN BPS      FORWARD  FORWARD       IN BPS
PERIOD  (STATIC LIBOR)   LIBOR    LIBOR   (FORWARD LIBOR)
------  --------------  -------  -------  ---------------
  44          518       5.2229%  5.3001%        523
  45          503       5.2354%  5.3043%        508
  46          515       5.2446%  5.3063%        519
  47          502       5.2502%  5.3066%        506
  48          530       5.2517%  5.3062%        531
  49          542       5.2499%  5.3059%        543
  50          526       5.2479%  5.3065%        528
  51          538       5.2469%  5.3082%        540
  52          523       5.2468%  5.3111%        525
  53          521       5.2477%  5.3154%        523
  54          561       5.2499%  5.3211%        563
  55          517       5.2532%  5.3284%        519
  56          530       5.2580%  5.3372%        531
  57          514       5.2642%  5.3473%        515
  58          523       5.2719%  5.3582%        525
  59          503       5.2813%  5.3696%        504
  60          511       5.2924%  5.3809%        513
  61          528       5.3050%  5.3916%        529
  62          508       5.3171%  5.4015%        507
  63          525       5.3283%  5.4101%        523
  64          504       5.3386%  5.4176%        501
  65          503       5.3477%  5.4237%        499
  66          539       5.3557%  5.4284%        535
  67          500       5.3625%  5.4317%        495
  68          517       5.3679%  5.4335%        512
  69          496       5.3720%  5.4340%        491
  70          514       5.3746%  5.4337%        508
  71          493       5.3756%  5.4327%        487
  72          492       5.3750%  5.4315%        488
  73          509       5.3730%  5.4305%        506
  74          489       5.3711%  5.4300%        485
  75          506       5.3697%  5.4302%        503
  76          486       5.3689%  5.4310%        482
  77          484       5.3687%  5.4325%        481
  78          539       5.3691%  5.4348%        536
  79          481       5.3702%  5.4379%        477
  80          498       5.3720%  5.4418%        495
  81          478       5.3745%  5.4464%        474
  82          495       5.3779%  5.4516%        491
  83          475       5.3821%  5.4573%        470
  84          474       5.3871%  5.4633%        470
  85          491       5.3930%  5.4695%        487
  86          470       5.3990%  5.4758%        465

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.